As filed with the Securities and Exchange Commission on


                           September 29, 2000


-----------------------------------------------------------------------------
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                           ----------------
                              FORM N-1A
                                                                         ----
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / X /
                                                                         ----
                                                                         ----
                      Pre-Effective Amendment No.                       /   /
                                                                         ----
                                                                         ----


                   Post-Effective Amendment No.  12                     / X /


                                 and                                     ----
                                                                         ----
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY           / X /
                             ACT OF 1940                                 ----
                                                                         ----


                          Amendment No.  14                             / X /


                   (Check appropriate box or boxes)                      ----
                          ---------------
              PUTNAM ARIZONA TAX EXEMPT INCOME FUND
             (Registration No. 33- 37992; 811- 6258)
         (Exact name of registrant as specified in charter)
                                                                         ----
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / X /
                                                                         ----
                                                                         ----
                    Pre-Effective Amendment No.                         /   /
                                                                         ----
                                                                         ----


                  Post-Effective Amendment No.  12                      / X /


                               and                                       ----
                                                                         ----
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY            / X /
                           ACT OF 1940                                   ----
                                                                         ----


                         Amendment No.  13                              / X /


                 (Check appropriate box or boxes)                        ----
                         ---------------
               PUTNAM FLORIDA TAX EXEMPT INCOME FUND
               (Registration No. 33-35677; 811-6129)
          (Exact name of registrant as specified in charter)
                                                                         ----
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / X /
                                                                         ----
                                                                         ----
                   Pre-Effective Amendment No.                          /   /
                                                                         ----
                                                                         ----


                 Post-Effective Amendment No.  21                       / X /


                                and                                      ----
                                                                         ----
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY           / X /
                            ACT OF 1940                                  ----
                                                                         ----


                         Amendment No.  23                              / X /


                  (Check appropriate box or boxes)                       ----
                         ---------------
             PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
                 Registration No. 33-5416; 811-4518
          (Exact name of registrant as specified in charter)
                                                                         ----
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / X /
                                                                         ----
                                                                         ----
                     Pre-Effective Amendment No.                        /   /
                                                                         ----
                                                                         ----


                  Post-Effective Amendment No.  21                      / X /


                                   and                                   ----
                                                                         ----
            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY         / X /
                                ACT OF 1940                              ----
                                                                         ----


                             Amendment No.  23                          / X /


                    (Check appropriate box or boxes)                      ----
                            ---------------
                PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
                  Registration No. 33-8923; 811-4529
                PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
                   Registration No. 33-8916; 811-4527
                  PUTNAM OHIO TAX EXEMPT INCOME FUND
                  Registration No. 33-8924; 811-4528
           (Exact name of registrant as specified in charter)

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / X /
                                                                         ----
                                                                         ----
                       Pre-Effective Amendment No.                      /   /
                                                                         ----
                                                                         ----


                   Post-Effective Amendment No.  12                     / X /


                                   and                                   ----
                                                                         ----

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY         / X /
                                ACT OF 1940                              ----
                                                                         ----


                              Amendment No.  14                         / X /


                      (Check appropriate box or boxes)                   ----
                              ---------------
                  PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
                   (Registration No. 33-32550; 811-5977)
             (Exact name of registrant as specified in charter)
                                                                         ----
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / X /
                                                                         ----
                                                                         ----
                         Pre-Effective Amendment No.                    /   /
                                                                         ----
                                                                         ----


                      Post-Effective Amendment No. 14                   / X /


                                    and                                  ----
                                                                         ----
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY        / X /
                                ACT OF 1940                              ----
                                                                         ----


                             Amendment No.  15                          / X /


                      (Check appropriate box or boxes)                   ----
                             ---------------
                PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
                  (Registration No. 33-28321; 811-5802)
             (Exact name of registrant as specified in charter)

             One Post Office Square, Boston, Massachusetts 02109
                  (Address of principal executive offices)
        Registrants' Telephone Number, including Area Code (617) 292-1000
                              ---------------

        It is proposed that this filing will become effective
                         (check appropriate box)
----
/   /   immediately upon filing pursuant to paragraph (b)
----
----


/ X /   on  September 30, 2000 pursuant to paragraph (b)


----
----
/   /   60 days after filing pursuant to paragraph (a)(1)
----
----


/   /   on (date) pursuant to paragraph (a)(1)


----
----
/   /   75 days after filing pursuant to paragraph (a)(2)
----
----
/   /   on (date) pursuant to paragraph (a)(2) of Rule 485.

----
If appropriate, check the following box:
----
/   /   this post-effective amendment designates a new
----    effective date for a previously filed post-effective amendment.

                           --------------
               JOHN R. VERANI, Vice President
               PUTNAM ARIZONA TAX EXEMPT INCOME FUND
               PUTNAM FLORIDA TAX EXEMPT INCOME FUND
               PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
               PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
               PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
               PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
               PUTNAM OHIO TAX EXEMPT INCOME FUND
               PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
                       One Post Office Square
                   Boston, Massachusetts 02109
               (Name and address of agent for service)
                           ---------------
                               Copy to:
                      JOHN W. GERSTMAYR, Esquire
                      ROPES & GRAY
                      One International Place
                      Boston, Massachusetts 02110
                      ----------------------




Prospectus

September 30, 2000

Putnam Tax Exempt Income Funds

Putnam Arizona Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund

Class A, B and M shares
Investment Category: Tax-Exempt

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages these funds.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.



    CONTENTS

 2  Fund summaries

 2  Goals

 2  Main investment strategies

 2  Main risks

 3  Performance information

 8  Fees and expenses

12  What are each fund's main investment strategies and related risks?

16  Who manages the funds?

17  How does a fund price its shares?

17  How do I buy fund shares?

20  How do I sell fund shares?

22  How do I exchange fund shares?

23  Fund distributions and taxes

25  Financial highlights


[SCALE LOGO OMITTED]



Fund summaries

GOALS

Each fund seeks as high a level of current income exempt from federal income tax and personal income tax (if any) of its respective state as we believe is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES --  TAX-EXEMPT INVESTMENTS

We invest mainly in bonds that:

* pay interest that is exempt from federal income tax and personal income tax (if any) of its respective state but that may be subject to the federal alternative minimum tax (AMT),

* are investment-grade in quality, and

* have intermediate- to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of a fund's shares and the total return on your investment include:

* The risk that movements in financial markets will adversely affect the value of each fund's investments. This risk includes interest rate risk, which is the risk that the prices of each fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of a fund's investments will not make, or will be perceived to be unlikely to make, timely payments of interest and principal. This credit risk is generally greater for debt that is below investment grade in quality.

* The risk that interest the fund receives might be taxable.

* The risk of investing mostly in a single state. Investments in a single state, even though representing a number of different issuers, may be affected by common economic forces and other factors. This vulnerability to factors affecting a particular state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility.

The Arizona fund, Florida fund and New Jersey fund are "non-diversified" funds. These funds may invest more of their assets in the securities of fewer issuers than a "diversified" fund, and may therefore be more exposed to the risk of loss from a few issuers than a fund that invests more broadly.

You may lose money by investing in a fund. A fund may not achieve its goal and is not intended as a complete investment program. An investment in a fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of each fund's risks. Each chart shows year-to-year changes in the performance of the fund's class A shares. Performance figures do not reflect the impact of sales charges. If they did, performance would be less than that shown. The tables following the charts compare a fund's performance to that of a broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


THE ARIZONA FUND


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE ARIZONA FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE ARIZONA FUND'S CLASS A SHARES

1992          9.03%
1993         12.04%
1994         -6.72%
1995         17.08%
1996          3.00%
1997          7.88%
1998          4.86%
1999         -3.11%


Year-to-date performance through 6/30/00 was 4.02%. During the periods shown in the bar chart, the highest return for a quarter was 7.13% (quarter ending 3/31/95) and the lowest return for a quarter was -5.59% (quarter ending 3/31/94).

THE FLORIDA FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE FLORIDA FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE FLORIDA FUND'S CLASS A SHARES

1991         12.09%
1992          9.62%
1993         11.17%
1994         -6.15%
1995         17.35%
1996          2.91%
1997          8.95%
1998          5.04%
1999         -3.51%


Year-to-date performance through 6/30/00 was 4.13%. During the periods shown in the bar chart, the highest return for a quarter was 6.92% (quarter ending 3/31/95) and the lowest return for a quarter was -6.01% (quarter ending 3/31/94).

THE MASSACHUSETTS FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE MASSACHUSETTS FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE MASSACHUSETTS FUND'S CLASS A SHARES

1990          7.08%
1991         13.66%
1992         10.75%
1993         12.31%
1994         -6.07%
1995         18.11%
1996          3.91%
1997          8.89%
1998          5.33%
1999         -3.55%


Year-to-date performance through 6/30/00 was 4.36%. During the periods shown in the bar chart, the highest return for a quarter was 7.11% (quarter ending 3/31/95) and the lowest return for a quarter was -4.98% (quarter ending 3/31/94).

THE MICHIGAN FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE MICHIGAN FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE MICHIGAN FUND'S CLASS A SHARES

1990          5.56%
1991         12.60%
1992          8.73%
1993         11.55%
1994         -5.38%
1995         16.32%
1996          4.16%
1997          8.39%
1998          4.57%
1999         -4.45%


Year-to-date performance through 6/30/00 was 3.58%. During the periods shown in the bar chart, the highest return for a quarter was 6.17% (quarter ending 3/31/95) and the lowest return for a quarter was -4.42% (quarter ending 3/31/94).

THE MINNESOTA FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE MINNESOTA FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE MINNESOTA FUND'S CLASS A SHARES

1990          5.92%
1991         10.23%
1992          7.83%
1993         11.62%
1994         -5.40%
1995         16.41%
1996          3.30%
1997          7.59%
1998          5.06%
1999         -4.02%


Year-to-date performance through 6/30/00 was 3.40%. During the periods shown in the bar chart, the highest return for a quarter was 6.78% (quarter ending 3/31/95) and the lowest return for a quarter was -4.72% (quarter ending 3/31/94).

THE NEW JERSEY FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE NEW JERSEY FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE NEW JERSEY FUND'S CLASS A SHARES

1991         11.97%
1992          8.72%
1993         12.42%
1994         -6.29%
1995         16.28%
1996          3.63%
1997          8.78%
1998          4.90%
1999         -3.50%


Year-to-date performance through 6/30/00 was 3.82%. During the periods shown in the bar chart, the highest return for a quarter was 6.53% (quarter ending 3/31/95) and the lowest return for a quarter was -5.42% (quarter ending 3/31/94).

THE OHIO FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE OHIO FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE OHIO FUND'S CLASS A SHARES

1990          6.34%
1991         11.34%
1992          9.35%
1993         11.00%
1994         -4.75%
1995         15.67%
1996          3.66%
1997          8.47%
1998          4.46%
1999         -3.69%


Year-to-date performance through 6/30/00 was 3.69%. During the periods shown in the bar chart, the highest return for a quarter was 6.17% (quarter ending 3/31/95) and the lowest return for a quarter was -4.22% (quarter ending 3/31/94).


THE PENNSYLVANIA FUND

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR THE PENNSYLVANIA FUND'S CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR THE PENNSYLVANIA FUND'S CLASS A SHARES

1990          7.53%
1991         12.77%
1992          9.62%
1993         12.46%
1994         -4.82%
1995         16.82%
1996          3.70%
1997          8.72%
1998          3.75%
1999         -4.23%


Year-to-date performance through 6/30/00 was 3.68%. During the periods shown in the bar chart, the highest return for a quarter was 6.67% (quarter ending 3/31/95) and the lowest return for a quarter was -4.65% (quarter ending 3/31/94).

Average Annual Total Returns (for periods ending 12/31/99)
-------------------------------------------------------------------------------
                                                          Since
                       Past       Past       Past       inception     Inception
Arizona Fund          1 year     5 years   10 years    (dates vary)     date
-------------------------------------------------------------------------------
Class A               -7.75%      4.71%       N/A          5.35%       1/30/91
Class B               -8.25%      4.77%       N/A          5.17%       7/15/93
Class M               -6.78%      4.75%       N/A          5.17%        7/3/95
-------------------------------------------------------------------------------
Florida Fund
-------------------------------------------------------------------------------
Class A               -8.06%      4.90%       N/A          5.78%       8/24/90
Class B               -8.71%      4.94%       N/A          5.55%        1/4/93
Class M               -6.96%      4.90%       N/A          5.57%        5/1/95
-------------------------------------------------------------------------------
Massachusetts Fund
-------------------------------------------------------------------------------
Class A               -8.13%      5.27%      6.28%         6.36%      10/23/89
Class B               -8.76%      5.29%      6.00%         6.07%       7/15/93
Class M               -6.84%      5.24%      6.05%         6.13%       5/12/95
-------------------------------------------------------------------------------
Michigan Fund
-------------------------------------------------------------------------------
Class A               -8.95%      4.56%      5.47%         5.53%      10/23/89
Class B               -9.62%      4.57%      5.25%         5.27%       7/15/93
Class M               -7.81%      4.56%      5.27%         5.30%       4/17/95
-------------------------------------------------------------------------------
Minnesota Fund
-------------------------------------------------------------------------------
Class A               -8.59%      4.43%      5.15%         5.27%      10/23/89
Class B               -9.13%      4.45%      4.88%         4.98%       7/15/93
Class M               -7.43%      4.43%      4.94%         5.04%        4/3/95
-------------------------------------------------------------------------------

Average Annual Total Returns (continued)
-------------------------------------------------------------------------------
                                                          Since
                       Past       Past       Past       inception     Inception
New Jersey Fund       1 year     5 years   10 years    (dates vary)     date
-------------------------------------------------------------------------------
Class A               -8.13%      4.79%       N/A          5.78%      2/20/90
Class B               -8.62%      4.83%       N/A          5.52%       1/4/93
Class M               -6.89%      4.82%       N/A          5.57%       5/1/95
-------------------------------------------------------------------------------
Ohio Fund
-------------------------------------------------------------------------------
Class A               -8.30%      4.50%      5.49%         5.52%     10/23/89
Class B               -8.90%      4.51%      5.30%         5.24%      7/15/93
Class M               -7.12%      4.51%      5.27%         5.29%       4/3/95
-------------------------------------------------------------------------------
Pennsylvania Fund
-------------------------------------------------------------------------------
Class A               -8.75%      4.50%      5.90%         5.84%      7/21/89
Class B               -9.40%      4.52%      5.61%         5.52%      7/15/93
Class M               -7.70%      4.51%      5.67%         5.59%       7/3/95
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Lehman Bros.
Municipal Bond
Index                 -2.07%      6.92%      6.90%         7.05%     10/23/89
-------------------------------------------------------------------------------

Unlike the bar charts, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/99 and assumes conversion to class A shares after eight years. "Since inception" performance shown for each fund is for the period since class A share inception for that fund; for periods before the inception (as noted above) of class B shares and class M shares, performance of those classes shown in the table is based on performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by class B and class M shares. Each fund's performance is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds generally considered representative of the municipal bond market.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in a fund. Except as noted, expenses for the funds are based on the most recent fiscal year.


-------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
                                             Class A   Class B   Class M
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
the offering price)                           4.75%     NONE*     3.25%*

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)                 NONE**    5.00%      NONE
-------------------------------------------------------------------------------
 * The higher 12b-1 fees borne by class B and class M shares may cause their long-term shareholders to pay more than the total sales charges paid by class A shareholders.

** A deferred sales charge of up to 1% may be imposed on certain redemptions of class A shares bought without an initial sales charge.

The following tables are provided to help you understand the expenses of investing and your share of fund operating expenses.

Annual Fund Operating Expenses*
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                             Total Annual
                    Management   Distribution     Other    Fund Operating
                       Fees      (12b-1) Fees    Expenses      Expenses
-------------------------------------------------------------------------------

Arizona Fund
Class A               0.50%         0.20%         0.17%         0.87%
Class B               0.50%         0.85%         0.17%         1.52%
Class M               0.50%         0.50%         0.17%         1.17%
Florida Fund
Class A               0.50%         0.20%         0.15%         0.85%
Class B               0.50%         0.85%         0.15%         1.50%
Class M               0.50%         0.50%         0.15%         1.15%
Massachusetts Fund
Class A               0.50%         0.20%         0.13%         0.83%
Class B               0.50%         0.85%         0.13%         1.48%
Class M               0.50%         0.50%         0.13%         1.13%
Michigan Fund
Class A               0.50%         0.20%         0.17%         0.87%
Class B               0.50%         0.85%         0.17%         1.52%
Class M               0.50%         0.50%         0.17%         1.17%
Minnesota Fund
Class A               0.50%         0.20%         0.19%         0.89%
Class B               0.50%         0.85%         0.19%         1.54%
Class M               0.50%         0.50%         0.19%         1.19%
New Jersey Fund
Class A               0.50%         0.20%         0.15%         0.85%
Class B               0.50%         0.85%         0.15%         1.50%
Class M               0.50%         0.50%         0.15%         1.15%

-------------------------------------------------------------------------------
Annual Fund Operating Expenses* (continued)
-------------------------------------------------------------------------------
                                                             Total Annual
                    Management   Distribution     Other    Fund Operating
                       Fees      (12b-1) Fees    Expenses      Expenses
-------------------------------------------------------------------------------
Ohio Fund
Class A               0.50%         0.20%         0.17%         0.87%
Class B               0.50%         0.85%         0.17%         1.52%
Class M               0.50%         0.50%         0.17%         1.17%
Pennsylvania Fund
Class A               0.50%         0.20%         0.16%         0.86%
Class B               0.50%         0.85%         0.16%         1.51%
Class M               0.50%         0.50%         0.16%         1.16%
-------------------------------------------------------------------------------
* Expenses for the funds reflect the fees which would have been paid for the last fiscal year based upon each fund's current management contract.

EXAMPLE

This example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in each fund for the time periods shown and then, except as shown for class B shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that each fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.


-------------------------------------------------------------------------------
                        1 year        3 years     5 years       10 years
-------------------------------------------------------------------------------
Arizona Fund
Class A                  $560          $739        $  934        $1,497
Class B                  $655          $780        $1,029        $1,637*
Class B
(no redemption)          $155          $480        $  829        $1,637*
Class M                  $440          $685        $  948        $1,699

Florida Fund
Class A                  $558          $733        $  924        $1,474
Class B                  $653          $774        $1,018        $1,615*
Class B
(no redemption)          $153          $474        $  818        $1,615*
Class M                  $438          $678        $  937        $1,677

Massachusetts Fund
Class A                  $556          $727        $  914        $1,452
Class B                  $651          $768        $1,008        $1,592*
Class B
(no redemption)          $151          $468        $  808        $1,592*
Class M                  $436          $672        $  927        $1,655

Michigan Fund
Class A                  $560          $739        $  934        $1,497
Class B                  $655          $780        $1,029        $1,637*
Class B
(no redemption)          $155          $480        $  829        $1,637*
Class M                  $440          $685        $  948        $1,699

Minnesota Fund
Class A                  $562          $745        $  945        $1,519
Class B                  $657          $786        $1,039        $1,659*
Class B
(no redemption)          $157          $486        $  839        $1,659*
Class M                  $442          $691        $  958        $1,721

New Jersey Fund
Class A                  $558          $733        $  924        $1,474
Class B                  $653          $774        $1,018        $1,615*
Class B
(no redemption)          $153          $474        $  818        $1,615*
Class M                  $438          $678        $  937        $1,677

Ohio Fund
Class A                  $560          $739        $  934        $1,497
Class B                  $655          $780        $1,029        $1,637*
Class B
(no redemption)          $155          $480        $  829        $1,637*
Class M                  $440          $685        $  948        $1,699

Pennsylvania Fund
Class A                  $559          $736        $  929        $1,485
Class B                  $654          $777        $1,024        $1,626*
Class B
(no redemption)          $154          $477        $  824        $1,626*
Class M                  $439          $682        $  943        $1,688
-------------------------------------------------------------------------------
* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1fees. Conversion occurs no more than eight years after purchase.

What are each fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue each fund's goal by investing, under normal market conditions, at least 80% of a fund's net assets in tax-exempt securities. Certain states may impose additional requirements on the composition of a fund's portfolio in order for distributions from that fund to be exempt from state taxes. The Florida fund will normally also invest at least 65% of its net assets in investments exempt from the Florida intangibles tax. These investment policies cannot be changed without the approval of each fund's shareholders. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for each fund. A description of the risks associated with each fund's main investment strategies follows.

* Tax-exempt investments. These investments are issued by public authorities to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority may make the income from some of these obligations taxable.

Interest income from private activity bonds may be subject to federal AMT for individuals. As a policy that cannot be changed without the approval of fund shareholders, we cannot include these investments for the purpose of complying with the 80% investment policy described above. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal AMT. For more information, including possible state and other taxes, contact your tax advisor.

* General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

* Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private owners or operators of the facilities. Investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally decrease the values of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of income a fund receives from it, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, them before their maturity date. If an issuer "calls" its securities during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore the fund might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, the debt of issuers with lower credit ratings usually offers higher yields than debt of issuers with higher credit ratings. Higher-rated investments generally offer lower credit risk.

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 25% of a fund's total assets in non-investment-grade investments. However, we will not invest in investments rated lower than BB or its equivalent by each agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain investments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the investment.

We may buy investments that are insured as to the payment of principal and interest in the event the issuer defaults. Any reduction in the claims paying ability of one of the few insurers that provide this insurance may adversely affect the value of insured investments and, consequently, the value of the fund's shares.

* Concentration of investments. We may make significant investments in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.

Investing mostly in tax-exempt investments of a single state makes a fund more vulnerable to that state's economy and to factors affecting tax exempt issuers in that state than would be true for a more geographically diversified fund. These risks include:

* the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations,

* the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes, and

* economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

In addition, because of the relatively small number of issuers of tax-exempt securities, we will probably invest a higher percentage of assets in a single issuer. We may, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly.

At times, the mutual funds and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, swap contracts and inverse floaters. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. Derivatives may be used both for hedging and non-hedging purposes, such as to modify the behavior of an investment so it responds differently than it would otherwise to changes in a particular interest rate. For example, derivatives may increase or decrease an investment's exposure to long- or short-term interest rates or cause the value of an investment to move in the opposite direction from prevailing short-term or long-term interest rates. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. A fund depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. Our use of derivatives may also cause a fund to receive taxable income, which could increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a fund's derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in forward commitments, which may produce taxable income and be subject to other risks, as described in the SAI.

* Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing in taxable obligations. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent a fund from achieving its goal.

* Changes in policies. A fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

Each fund's Trustees oversee the general conduct of fund business. The Trustees have retained Putnam Management to be each fund's investment manager, responsible for making investment decisions for each fund and managing each fund's other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on a fund's average net assets. The management fee for the last fiscal year was 0.49% for the Arizona fund, 0.50% for the Minnesota and Ohio funds, and 0.51% for the other funds. Under a new management contract approved by the funds' Trustees, effective July 1, 1999 (July 16, 1999 for the Arizona Fund) each fund would have paid a management fee of 0.50% during the prior fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the indicated fund's portfolio since the years shown below. Their experience as a portfolio managers or investment analysts over at least the last five years is also shown.


------------------------------------------------------------------------------
Manager                       Since  Experience
------------------------------------------------------------------------------
Richard P. Wyke                      Employed by Putnam Management since 1987.
Senior Vice President
Florida Fund                  1999
Massachusetts Fund            1999
------------------------------------------------------------------------------
Susan A. McCormack                   Employed by Putnam Management since 1994.
Vice President
Arizona Fund                  1999
Michigan Fund                 1999
Minnesota Fund                1999
New Jersey Fund               1999
Ohio Fund                     1999
Pennsylvania Fund             1999
------------------------------------------------------------------------------


How does a fund price its shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and completed form to Putnam Investor Services.

The funds may periodically close to new purchases of shares or refuse any order to buy shares if a fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of three classes of fund shares: A, B, and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 4.75%

* Lower sales charge for investments of $25,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or Mshares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of up to 5% if you sell shares within 6 years after you bought them

* Higher annual expenses, and lower dividends, than class A or Mshares because of higher 12b-1 fee

* Convert automatically to class A shares after 8 years, reducing the future 12b-1 fee (may convert sooner in some cases)

* Orders for class B shares for more than $250,000 are treated asorders for class A shares or refused

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges for investments of $50,000 or more

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

-------------------------------------------------------------------------------
Initial sales charges for class A and M shares
-------------------------------------------------------------------------------
                          Class A sales charge       Class M sales charge
                           as a percentage of:        as a percentage of:
-------------------------------------------------------------------------------
Amount of purchase       Net amount     Offering    Net amount    Offering
at offering price ($)     invested       price*     invested       price*
-------------------------------------------------------------------------------
Under 25,000                 4.99%        4.75%        3.36%        3.25%
25,000 but under 50,000      4.71         4.50         3.36         3.25
50,000 but under
100,000                      4.71         4.50         2.30         2.25
100,000 but under
250,000                      3.90         3.75         1.52         1.50
250,000 but under
500,000                      3.09         3.00         1.01         1.00
500,000 but under
1,000,000                    2.04         2.00         NONE         NONE
1,000,000 and above          NONE         NONE         NONE         NONE
-------------------------------------------------------------------------------
* Offering price includes sales charge.

Deferred sales charges for class B and certain class A shares

If you sell (redeem) class B shares within six years after you bought them, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6      7+
-------------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%     0%

A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge, if redeemed within two years after purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Investor Services for assistance.

* Distribution (12b-1) plans. Each fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B and class M shares. The Trustees currently limit payments on class A, class B and class M shares to 0.20%, 0.85% and 0.50% of average net assets, respectively. Because these fees are paid out of each fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B and class M shares may cost you more than paying the initial sales charge for class A shares. Because class M shares, unlike class B shares, do not convert to class A shares, class M shares may cost you more over time than class B shares.

How do I sell fund shares?

You can sell your shares back to your fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemptions may be delayed until the fund collects the purchase price of shares, which may take up to 15 calendar days after the purchase date.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption and transfer instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. Each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

Each fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

Fund distributions designated as "tax-exempt dividends" are not generally subject to federal income tax. In addition, such distributions are not generally subject to state income tax (or, in Florida, to Florida's intangibles tax). However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

In order for any portion of a fund's distributions to be exempt from the personal income tax of the relevant state (or from the Florida intangibles tax, in the case of the Florida fund), the fund and its investments must meet certain requirements that vary according to the relevant state. A fund or its investments may fail to meet the relevant state's requirements for a variety of reasons, which may increase the amount of taxes payable by shareholders. In addition, a fund's distributions may be subject to other state or local taxes, such as a state's alternative minimum tax. Please refer to the SAI for further information concerning the taxation of fund distributions by the relevant state.

Each fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund's ordinary income and will be taxable to you as such when it is distributed.

For federal income tax purposes, distributions of investment income other than "tax-exempt dividends" are taxable as ordinary income. Generally, gains realized by a fund on the sale or exchange of investments will be taxable to you, even though the income from such investments generally will be tax-exempt. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the funds before your investment (and thus were included in the price you paid). Distributions of gains from investments that the funds owned for more than one year will be taxable as capital gains. Distributions of gains from investments that the funds owned for one year or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand each fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and each fund's financial statements are included in the respective fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS

Putnam Arizona Tax Exempt Income Fund Class A
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.22       $9.32       $9.03      $8.84      $9.01
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .47c        .44c        .44        .46        .47
Net realized and unrealized
gain (loss) on investments     (.68)       (.11)        .29        .19       (.17)
-----------------------------------------------------------------------------------
Total from
investment operations          (.21)        .33         .73        .65        .30
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.47)       (.43)       (.44)      (.46)      (.47)
-----------------------------------------------------------------------------------
Total distributions            (.47)       (.43)       (.44)      (.46)      (.47)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.54       $9.22       $9.32      $9.03      $8.84
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.28)       3.57        8.28       7.52       3.38
Net assets, end of
period (in thousands)       $90,602    $108,205    $120,649   $122,743   $126,716
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b         .86c        .84c        .99        .98       1.03
Ratio of net investment
income to average
net assets (%)                 5.34c       4.71c       4.76       5.11       5.20
Portfolio turnover (%)        11.44       21.60       29.63      73.61     108.68
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

b Includes amounts paid through expense offset arrangements.

c Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the years ended May 31, 1999 and 2000, reflect a reduction of $0.02 and less than $0.01, respectively, per share for class A shares.




FINANCIAL HIGHLIGHTS

Putnam Arizona Tax Exempt Income Fund Class B
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.21       $9.30       $9.02      $8.82      $9.00
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .41c        .38c        .38        .40        .41
Net realized and unrealized
gain (loss) on investments     (.68)       (.10)        .28        .20       (.18)
-----------------------------------------------------------------------------------
Total from
investment operations          (.27)        .28         .66        .60        .23
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.41)       (.37)       (.38)      (.40)      (.41)
-----------------------------------------------------------------------------------
Total distributions            (.41)       (.37)       (.38)      (.40)      (.41)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.53       $9.21       $9.30      $9.02      $8.82
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.93)       3.01        7.47       6.94       2.60
Net assets, end of
period (in thousands)       $28,157     $33,480     $32,046    $28,340    $24,050
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.51c       1.49c       1.64       1.63       1.67
Ratio of net investment
income to average
net assets (%)                 4.69c       4.09c       4.10       4.44       4.52
Portfolio turnover (%)        11.44       21.60       29.63      73.61     108.68
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

b Includes amounts paid through expense offset arrangements.

c Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the years ended May 31, 1999 and 2000, reflect a reduction of $0.01 and less than $0.01 per share for class B shares.




FINANCIAL HIGHLIGHTS

Putnam Arizona Tax Exempt Income Fund Class M
(For a share outstanding throughout the period)

                                                                           For the
                                                                           period
                                                                           July 3,
                                                                            1995+
                                                Year ended May 31         to May 31
                              ------------------------------------------------------
                               2000        1999        1998       1997       1996
------------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.23       $9.33       $9.04      $8.85      $8.86
------------------------------------------------------------------------------------
Investment operations
Net investment income           .44c        .41c        .41        .43d       .41
Net realized and unrealized
gain (loss) on investments     (.68)       (.11)        .30        .19       (.02)
------------------------------------------------------------------------------------
Total from
investment operations          (.24)        .30         .71        .62        .39
------------------------------------------------------------------------------------
Less distributions:
From net investment income     (.44)       (.40)       (.42)      (.43)      (.40)
------------------------------------------------------------------------------------
Total distributions            (.44)       (.40)       (.42)      (.43)      (.40)
------------------------------------------------------------------------------------
Net asset value,
end of period                 $8.55       $9.23       $9.33      $9.04      $8.85
------------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.57)       3.26        7.96       7.19       4.44*
Net assets, end of
period (in thousands)          $849        $570        $521       $503       $293
------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.16c       1.14c       1.29       1.28       1.09*
Ratio of net investment
income to average
net assets (%)                 5.08c       4.44c       4.47       4.75       4.28*
Portfolio turnover (%)        11.44       21.60       29.63      73.61     108.68
------------------------------------------------------------------------------------

+ Commencement of operations.

* Not annualized.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

b Includes amounts paid through expense offset arrangements.

c Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the years ended May 31, 1999 and 2000, reflect a reduction of $0.01 and less than $0.01 per share for class M shares.






FINANCIAL HIGHLIGHTS

Putnam Florida Tax Exempt Income Fund Class A
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.30       $9.45       $9.14      $8.91      $9.12
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .47         .46         .47        .48        .48
Net realized and unrealized
gain (loss) on investments     (.68)       (.16)        .32        .23       (.21)
-----------------------------------------------------------------------------------
Total from
investment operations          (.21)        .30         .79        .71        .27
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.47)       (.45)       (.48)      (.48)      (.48)
-----------------------------------------------------------------------------------
Total distributions            (.47)       (.45)       (.48)      (.48)      (.48)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.62       $9.30       $9.45      $9.14      $8.91
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.18)       3.20        8.80       8.12       3.04
Net assets, end of
period (in thousands)      $200,961    $233,454    $237,910   $239,196   $247,920
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b         .86         .98         .96        .96        .95
Ratio of net investment
income to average
net assets (%)                 5.35        4.87        5.06       5.28       5.31
Portfolio turnover (%)        15.32       32.08       42.40      70.30      81.99
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam Florida Tax Exempt Income Fund Class B
(For a share outstanding throughout the period)

                                                 Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.30       $9.45       $9.14      $8.91      $9.12
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .42         .40         .42        .42        .42
Net realized and unrealized
gain (loss) on investments     (.68)       (.16)        .31        .23       (.21)
-----------------------------------------------------------------------------------
Total from
investment operations          (.26)        .24         .73        .65        .21
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.42)       (.39)       (.42)      (.42)      (.42)
-----------------------------------------------------------------------------------
Total distributions            (.42)       (.39)       (.42)      (.42)      (.42)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.62       $9.30       $9.45      $9.14      $8.91
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.81)       2.56        8.10       7.42       2.37
Net assets, end of
period (in thousands)       $70,805     $81,876     $71,925    $58,926    $52,541
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.51        1.63        1.61       1.61       1.60
Ratio of net investment
income to average
net assets (%)                 4.70        4.23        4.40       4.62       4.64
Portfolio turnover (%)        15.32       32.08       42.40      70.30      81.99
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.





FINANCIAL HIGHLIGHTS

Putnam Florida Tax Exempt Income Fund Class M
(For a share outstanding throughout the period)

                                                 Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.29       $9.44       $9.14      $8.91      $9.12
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .45         .43         .45        .45        .46
Net realized and unrealized
gain (loss) on investments     (.67)       (.16)        .30        .23       (.21)
-----------------------------------------------------------------------------------
Total from
investment operations          (.22)        .27         .75        .68        .25
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.45)       (.42)       (.45)      (.45)      (.46)
-----------------------------------------------------------------------------------
Total distributions            (.45)       (.42)       (.45)      (.45)      (.46)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.62       $9.29       $9.44      $9.14      $8.91
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.37)       2.88        8.36       7.80       2.76
Net assets, end of
period (in thousands)          $520      $1,308      $1,244     $1,355       $986
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.16        1.28        1.26       1.26       1.23
Ratio of net investment
income to average
net assets (%)                 5.02        4.60        4.74       4.97       4.82
Portfolio turnover (%)        15.32       32.08       42.40      70.30      81.99
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.





FINANCIAL HIGHLIGHTS

Putnam Massachusetts Tax Exempt Income Fund Class A
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.45       $9.61       $9.31      $9.11      $9.21
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .50         .49         .51        .52        .54
Net realized and unrealized
gain (loss) on investments     (.71)       (.15)        .30        .21       (.10)
-----------------------------------------------------------------------------------
Total from
investment operations          (.21)        .34         .81        .73        .44
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.50)       (.50)       (.51)      (.53)      (.54)
-----------------------------------------------------------------------------------
Total distributions            (.50)       (.50)       (.51)      (.53)      (.54)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.74       $9.45       $9.61      $9.31      $9.11
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.20)       3.60        8.86       8.17       4.81
Net assets, end of
period (in thousands)      $259,479    $298,243    $293,978   $280,402   $259,934
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b         .84         .97         .95        .96        .95
Ratio of net investment
income to average
net assets (%)                 5.55        5.11        5.33       5.67       5.80
Portfolio turnover (%)        15.17        9.42       31.13      19.12      34.57
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.





FINANCIAL HIGHLIGHTS

Putnam Massachusetts Tax Exempt Income Fund Class B
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.44       $9.61       $9.30      $9.10      $9.20
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .44         .43         .45        .46        .48
Net realized and unrealized
gain (loss) on investments     (.71)       (.16)        .30        .21       (.11)
-----------------------------------------------------------------------------------
Total from
investment operations          (.27)        .27         .75        .67        .37
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.44)       (.44)       (.44)      (.47)      (.47)
-----------------------------------------------------------------------------------
Total distributions            (.44)       (.44)       (.44)      (.47)      (.47)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.73       $9.44       $9.61      $9.30      $9.10
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.85)       2.81        8.27       7.47       4.12
Net assets, end of
period (in thousands)      $109,426    $122,654    $105,351    $85,192    $65,538
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.49        1.62        1.60       1.61       1.60
Ratio of net investment
income to average
net assets (%)                 4.90        4.47        4.67       4.99       5.13
Portfolio turnover (%)        15.17        9.42       31.13      19.12      34.57
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.





FINANCIAL HIGHLIGHTS

Putnam Massachusetts Tax Exempt Income Fund Class M
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.45       $9.61       $9.31      $9.10      $9.21
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .47         .46         .48        .50        .51
Net realized and unrealized
gain (loss) on investments     (.71)       (.15)        .30        .21       (.11)
-----------------------------------------------------------------------------------
Total from
investment operations          (.24)        .31         .78        .71        .40
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.47)       (.47)       (.48)      (.50)      (.51)
-----------------------------------------------------------------------------------
Total distributions            (.47)       (.47)       (.48)      (.50)      (.51)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.74       $9.45       $9.61      $9.31      $9.10
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.50)       3.29        8.55       7.96       4.37
Net assets, end of
period (in thousands)        $4,174      $5,349      $2,570     $2,839     $1,290
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.14        1.27        1.25       1.26       1.24
Ratio of net investment
income to average
net assets (%)                 5.25        4.81        5.05       5.30       5.58
Portfolio turnover (%)        15.17        9.42       31.13      19.12      34.57
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.





FINANCIAL HIGHLIGHTS

Putnam Michigan Tax Exempt Income Fund Class A
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.14       $9.35       $9.12      $8.85      $9.01
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .46         .44         .47        .48        .49
Net realized and unrealized
gain (loss) on investments     (.76)       (.18)        .27        .27       (.16)
-----------------------------------------------------------------------------------
Total from
investment operations          (.30)        .26         .74        .75        .33
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.46)       (.44)       (.47)      (.48)      (.49)
From net realized gain
on investments                   --        (.03)       (.03)        --         --
In excess of net gain
on investments                   --          --        (.01)        --         --
-----------------------------------------------------------------------------------
Total distributions            (.46)       (.47)       (.51)      (.48)      (.49)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.38       $9.14       $9.35      $9.12      $8.85
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (3.30)       2.77        8.28       8.67       3.76
Net assets, end of
period (in thousands)      $116,715    $145,438    $145,547   $142,038   $138,390
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b         .88        1.00         .99        .99       1.00
Ratio of net investment
income to average
net assets (%)                 5.30        4.81        5.02       5.33       5.42
Portfolio turnover (%)         7.36       19.51       32.44      55.30     139.08
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.





FINANCIAL HIGHLIGHTS

Putnam Michigan Tax Exempt Income Fund Class B
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.12       $9.34       $9.11      $8.84      $9.00
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .40         .38         .41        .43        .43
Net realized and unrealized
gain (loss) on investments     (.76)       (.19)        .27        .26       (.16)
-----------------------------------------------------------------------------------
Total from
investment operations          (.36)        .19         .68        .69        .27
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.40)       (.38)       (.41)      (.42)      (.43)
From net realized gain
on investments                   --        (.03)       (.03)        --         --
In excess of net gain
on investments                   --          --        (.01)        --         --
-----------------------------------------------------------------------------------
Total distributions            (.40)       (.41)       (.45)      (.42)      (.43)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.36       $9.12       $9.34      $9.11      $8.84
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (3.95)       2.00        7.58       7.99       3.05
Net assets, end of
period (in thousands)       $40,060     $46,827     $41,155    $35,041    $29,371
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.53        1.65        1.64       1.64       1.65
Ratio of net investment
income to average
net assets (%)                 4.65        4.16        4.36       4.68       4.74
Portfolio turnover (%)         7.36       19.51       32.44      55.30     139.08
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.





FINANCIAL HIGHLIGHTS

Putnam Michigan Tax Exempt Income Fund Class M
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.13       $9.35       $9.12      $8.85      $9.00
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .43         .42         .44        .46        .47
Net realized and unrealized
gain (loss) on investments     (.76)       (.20)        .27        .27       (.16)
-----------------------------------------------------------------------------------
Total from
investment operations          (.33)        .22         .71        .73        .31
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.43)       (.41)       (.44)      (.46)      (.46)
From net realized gain
on investments                   --        (.03)       (.03)        --         --
In excess of net gain
on investments                   --          --        (.01)        --         --
-----------------------------------------------------------------------------------
Total distributions            (.43)       (.44)       (.48)      (.46)      (.46)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.37       $9.13       $9.35      $9.12      $8.85
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (3.60)       2.36        7.95       8.36       3.53
Net assets, end of
period (in thousands)        $2,010      $1,922      $1,742       $719       $558
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.18        1.30        1.29       1.29       1.28
Ratio of net investment
income to average
net assets (%)                 5.02        4.51        4.70       5.01       5.06
Portfolio turnover (%)         7.36       19.51       32.44      55.30     139.08
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.





FINANCIAL HIGHLIGHTS

Putnam Minnesota Tax Exempt Income Fund Class A
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.05       $9.19       $8.95      $8.76      $8.95
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .44a        .45a        .45        .47        .47
Net realized and unrealized
gain (loss) on investments     (.74)       (.14)        .24        .19       (.19)
-----------------------------------------------------------------------------------
Total from
investment operations          (.30)        .31         .69        .66        .28
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.44)       (.45)       (.45)      (.47)      (.47)
-----------------------------------------------------------------------------------
Total distributions            (.44)       (.45)       (.45)      (.47)      (.47)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.31       $9.05       $9.19      $8.95      $8.76
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)b       (3.30)       3.38        7.90       7.73       3.16
Net assets, end of
period (in thousands)       $86,868    $102,869    $100,806    $98,307    $96,110
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)c         .89a        .92a       1.01       1.03       1.01
Ratio of net investment
income to average
net assets (%)                 5.15a       4.81a       4.89       5.32       5.26
Portfolio turnover (%)        12.09       12.79       10.67      50.80     109.85
-----------------------------------------------------------------------------------

a Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the years ended May 31, 1999 and 2000, reflect a reduction of $0.01 and less than $0.01 per share for Class A shares.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam Minnesota Tax Exempt Income Fund Class B
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.02       $9.16       $8.92      $8.73      $8.92
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .38a        .38a        .39        .41        .41
Net realized and unrealized
gain (loss) on investments     (.73)       (.13)        .24        .19       (.19)
-----------------------------------------------------------------------------------
Total from
Investment operations          (.35)        .25         .63        .60        .22
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.38)       (.39)       (.39)      (.41)      (.41)
-----------------------------------------------------------------------------------
Total distributions            (.38)       (.39)       (.39)      (.41)      (.41)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.29       $9.02       $9.16      $8.92      $8.73
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)b       (3.84)       2.70        7.20       7.04       2.49
Net assets, end of
period (in thousands)       $45,249     $51,360     $44,100    $35,333    $30,149
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)c        1.54a       1.57a       1.66       1.68       1.67
Ratio of net investment
income to average
net assets (%)                 4.50a       4.16a       4.22       4.67       4.57
Portfolio turnover (%)        12.09       12.79       10.67      50.80     109.85
-----------------------------------------------------------------------------------

a Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the years ended May 31, 1999 and 2000, reflect a reduction of $0.01 and less than $0.01 per share for Class B shares.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam Minnesota Tax Exempt Income Fund Class M
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.04       $9.19       $8.94      $8.76      $8.95
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .42a        .41a        .42        .45        .43
Net realized and unrealized
gain (loss) on investments     (.73)       (.14)        .26        .18       (.18)
-----------------------------------------------------------------------------------
Total from
investment operations          (.31)        .27         .68        .63        .25
-----------------------------------------------------------------------------------
Less distributions:
From net Investment income     (.42)       (.42)       (.43)      (.45)      (.44)
-----------------------------------------------------------------------------------
Total distributions            (.42)       (.42)       (.43)      (.45)      (.44)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.31       $9.04       $9.19      $8.94      $8.76
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)b       (3.49)       2.96        7.70       7.29       2.82
Net assets, end of
period (in thousands)        $2,185      $1,613      $1,492     $1,106       $913
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)c        1.19a       1.22a       1.31       1.33       1.32
Ratio of net investment
income to average
net assets (%)                 4.87a       4.51a       4.64       5.01       4.72
Portfolio turnover (%)        12.09       12.79       10.67      50.80     109.85
-----------------------------------------------------------------------------------

a Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the years ended May 31, 1999 and 2000, reflect a reduction of $0.01 and less than $0.01 per share for Class M shares.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam New Jersey Tax Exempt Income Fund Class A
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.15       $9.32       $9.02      $8.76      $8.98
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .47         .45         .45        .47        .48
Net realized and unrealized
gain (loss) on investments     (.68)       (.17)        .30        .26       (.22)
-----------------------------------------------------------------------------------
Total from
investment operations          (.21)        .28         .75        .73        .26
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.47)       (.45)       (.45)      (.47)      (.48)
-----------------------------------------------------------------------------------
Total distributions            (.47)       (.45)       (.45)      (.47)      (.48)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.47       $9.15       $9.32      $9.02      $8.76
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.32)       3.05        8.48       8.57       2.92
Net assets, end of
period (in thousands)      $173,872    $214,876    $218,312   $228,361   $227,940
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b         .86         .99         .96        .96        .96
Ratio of net investment
income to average
net assets (%)                 5.35        4.87        4.84       5.28       5.36
Portfolio turnover (%)        14.61        7.19       29.03      27.14      52.82
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam New Jersey Tax Exempt Income Fund Class B
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.14       $9.31       $9.01      $8.75      $8.97
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .41         .39         .39        .41        .42
Net realized and unrealized
gain (loss) on investments     (.68)       (.17)        .30        .27       (.22)
-----------------------------------------------------------------------------------
Total from
investment operations          (.27)        .22         .69        .68        .20
-----------------------------------------------------------------------------------
Less distributions:
From net Investment income     (.41)       (.39)       (.39)      (.42)      (.42)
-----------------------------------------------------------------------------------
Total distributions            (.41)       (.39)       (.39)      (.42)      (.42)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.46       $9.14       $9.31      $9.01      $8.75
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.97)       2.37        7.78       7.87       2.25
Net assets, end of
period (in thousands)       $84,296     $99,781     $95,315    $82,407    $72,083
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.51        1.64        1.61       1.61       1.61
Ratio of net investment
income to average
net assets (%)                 4.70        4.22        4.18       4.63       4.69
Portfolio turnover (%)        14.61        7.19       29.03      27.14      52.82
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam New Jersey Tax Exempt Income Fund Class M
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.15       $9.33       $9.02      $8.76      $8.98
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .44         .42         .42        .45c       .45
Net realized and unrealized
gain (loss) on investments     (.69)       (.18)        .31        .26       (.21)
-----------------------------------------------------------------------------------
Total from
investment operations          (.25)        .24         .73        .71        .24
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.44)       (.42)       (.42)      (.45)      (.46)
-----------------------------------------------------------------------------------
Total distributions            (.44)       (.42)       (.42)      (.45)      (.46)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.46       $9.15       $9.33      $9.02      $8.76
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (2.73)       2.63        8.28       8.25       2.65
Net assets, end of
period (in thousands)          $675      $1,127        $668       $372       $355
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.16        1.29        1.26       1.26       1.24
Ratio of net investment
income to average
net assets (%)                 5.05        4.61        4.48       4.95       4.92
Portfolio turnover (%)        14.61        7.19       29.03      27.14      52.82
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.

c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS

Putnam Ohio Tax Exempt Income Fund Class A
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $8.99       $9.26       $8.99      $8.76      $8.95
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .45a        .46a        .47        .46        .48
Net realized and unrealized
gain (loss) on investments     (.70)       (.19)        .27        .23       (.19)
-----------------------------------------------------------------------------------
Total from
investment operations          (.25)        .27         .74        .69        .29
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.45)       (.47)       (.47)      (.46)      (.48)
From net realized gain
on investments                   --        (.07)         --         --         --
-----------------------------------------------------------------------------------
Total distributions            (.45)       (.54)       (.47)      (.46)      (.48)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.29       $8.99       $9.26      $8.99      $8.76
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)b       (2.72)       2.93        8.35       8.05       3.30
Net assets, end of
period (in thousands)      $149,434    $186,170    $186,130   $185,030   $186,633
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)c         .87a        .91a        .98        .98        .96
Ratio of net investment
income to average
net assets (%)                 5.24a       4.96a       5.06       5.22       5.39
Portfolio turnover (%)        10.84        7.80       31.07      33.92      33.23
-----------------------------------------------------------------------------------

a Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the years ended May 31, 1999 and 2000, reflect a reduction of $0.01 and less than $0.01 per share for class A shares.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam Ohio Tax Exempt Income Fund Class B
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $8.98       $9.25       $8.98      $8.75      $8.94
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .39a        .40a        .41        .41        .42
Net realized and unrealized
gain (loss) on investments     (.69)       (.20)        .27        .22       (.19)
-----------------------------------------------------------------------------------
Total from
investment operations          (.30)        .20         .68        .63        .23
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.40)       (.40)       (.41)      (.40)      (.42)
From net realized gain
on investments                   --        (.07)         --         --         --
-----------------------------------------------------------------------------------
Total distributions            (.40)       (.47)       (.41)      (.40)      (.42)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.28       $8.98       $9.25      $8.98      $8.75
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)b       (3.37)       2.27        7.65       7.35       2.63
Net assets, end of
period (in thousands)       $48,424     $58,763     $53,689    $47,050    $41,655
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)c        1.52a       1.56a       1.63       1.63       1.61
Ratio of net investment
income to average
net assets (%)                 4.59a       4.31a       4.40       4.56       4.71
Portfolio turnover (%)        10.84        7.80       31.07      33.92      33.23
-----------------------------------------------------------------------------------

a Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the years ended May 31, 1999 and 2000, reflect a reduction of $0.01 and less than $0.01 per share for class B shares.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam Ohio Tax Exempt Income Fund Class M
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $8.99       $9.26       $9.00      $8.76      $8.95
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .42a        .43a        .43        .44        .45
Net realized and unrealized
gain (loss) on investments     (.69)       (.19)        .27        .23       (.18)
-----------------------------------------------------------------------------------
Total from
investment operations          (.27)        .24         .70        .67        .27
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.43)       (.44)       (.44)      (.43)      (.46)
From net realized gain
on investments                   --        (.07)         --         --         --
-----------------------------------------------------------------------------------
Total distributions            (.43)       (.51)       (.44)      (.43)      (.46)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.29       $8.99       $9.26      $9.00      $8.76
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)b       (3.02)       2.62        7.90       7.85       3.00
Net assets, end of
period (in thousands)        $1,626      $1,998      $2,212       $911       $495
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)c        1.17a       1.21a       1.28       1.28       1.27
Ratio of net investment
income to average
net assets (%)                 4.94a       4.67a       4.76       4.87       4.85
Portfolio turnover (%)        10.84        7.80       31.07      33.92      33.23
-----------------------------------------------------------------------------------

a Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the years ended May 31, 1999 and 2000, reflect a reduction of $0.01 and less than $0.01 per share for class M shares.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam Pennsylvania Tax Exempt Income Fund Class A
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period            9.12        9.49       $9.21      $9.08      $9.24
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .47         .46         .49        .50        .51
Net realized and unrealized
gain (loss) on investments     (.77)       (.28)        .31        .20       (.16)
-----------------------------------------------------------------------------------
Total from
Investment operations          (.30)        .18         .80        .70        .35
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.47)       (.46)       (.48)      (.49)      (.51)
From net realized gain
on investments                   --        (.09)       (.04)      (.08)        --
-----------------------------------------------------------------------------------
Total distributions            (.47)       (.55)       (.52)      (.57)      (.51)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.35       $9.12       $9.49      $9.21      $9.08
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (3.30)       1.91        8.92       7.94       3.82
Net assets, end of
period (in thousands)      $141,406    $179,327    $187,272   $185,041   $183,117
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b         .87         .98         .98        .98        .98
Ratio of net investment
income to average
net assets (%)                 5.44        4.89        5.16       5.39       5.46
Portfolio turnover (%)        14.85       14.28       40.76      38.10      41.40
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.





FINANCIAL HIGHLIGHTS

Putnam Pennsylvania Tax Exempt Income Fund Class B
(For a share outstanding throughout the period)

                                                Year ended May 31
                              -----------------------------------------------------
                               2000        1999        1998       1997       1996
-----------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.11       $9.48       $9.20      $9.07      $9.23
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .41         .40         .42        .44        .44
Net realized and unrealized
gain (loss) on investments     (.77)       (.28)        .32        .20       (.15)
-----------------------------------------------------------------------------------
Total from
investment operations          (.36)        .12         .74        .64        .29
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.41)       (.40)       (.42)      (.43)      (.45)
From net realized gain
on investments                   --        (.09)       (.04)      (.08)        --
-----------------------------------------------------------------------------------
Total distributions            (.41)       (.49)       (.46)      (.51)      (.45)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.34       $9.11       $9.48      $9.20      $9.07
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (3.94)       1.24        8.22       7.24       3.14
Net assets, end of
period (in thousands)       $76,921     $98,447     $90,303    $77,399    $65,669
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.52        1.63        1.63       1.63       1.62
Ratio of net investment
income to average
net assets (%)                 4.79        4.24        4.51       4.73       4.78
Portfolio turnover (%)        14.85       14.28       40.76      38.10      41.40
-----------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS

Putnam Pennsylvania Tax Exempt Income Fund Class M
(For a share outstanding throughout the period)

                                                                           For the
                                                                           period
                                                                           July 3,
                                                                            1995+
                                                Year ended May 31         to May 31
                              ------------------------------------------------------
                               2000        1999        1998       1997       1996
------------------------------------------------------------------------------------
Net asset value,
beginning of period           $9.12       $9.49       $9.22      $9.09      $9.10
-----------------------------------------------------------------------------------
Investment operations
Net investment income           .44         .43         .46        .47        .44
Net realized and unrealized
gain (loss) on investments     (.76)       (.28)        .30        .21       (.01)
-----------------------------------------------------------------------------------
Total from
investment operations          (.32)        .15         .76        .68        .43
-----------------------------------------------------------------------------------
Less distributions:
From net investment income     (.44)       (.43)       (.45)      (.47)      (.44)
From net realized gain
on investments                   --        (.09)       (.04)      (.08)        --
-----------------------------------------------------------------------------------
Total distributions            (.44)       (.52)       (.49)      (.55)      (.44)
-----------------------------------------------------------------------------------
Net asset value,
end of period                 $8.36       $9.12       $9.49      $9.22      $9.09
-----------------------------------------------------------------------------------
Ratios and
supplemental data
Total return
at net asset value (%)a       (3.48)       1.60        8.47       7.61       4.70*
Net assets, end of
period (in thousands)        $2,197      $3,363      $1,994       $660       $337
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)b        1.17        1.28        1.28       1.28       1.13*
Ratio of net investment
income to average
net assets (%)                 5.14        4.59        4.85       5.04       4.49*
Portfolio turnover (%)        14.85       14.28       40.76      38.10      41.40
-----------------------------------------------------------------------------------

+ Commencement of operations.

* Not annualized.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.




Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

* SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th or 31st. The amount you choose will be automatically transferred each month from your checking or savings account.

* SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, or semiannually from your Putnam mutual fund account valued at $10,000 or more. Your automatic withdrawal may be made on any business day of the month except for the 29th, 30th or 31st.

* SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

* FREE EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

* DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

* STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your investment advisor should notify Putnam Investor Services that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and system atic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative toll free at 1-800-225-1581.



Putnam Family of Fundsa

PUTNAM GROWTH FUNDS

Putnam Asia Pacific Growth Fund
Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Emerging Markets Fund
Putnam Europe Growth Fund
Putnam Global Equity Fund
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Growth Fund
Putnam International New Opportunities Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam New Century Growth Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM GROWTH AND INCOME FUNDS

Putnam Balanced Retirement Fund
Putnam Classic Equity Funde
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
Putnam Global Growth and Income Fund
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam New Value Fund
Putnam Small Cap Value Fund
Putnam Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Global Governmental Income Trust
Putnam High Yield Advantage Fundb
Putnam High Yield Trustb
Putnam High Yield Trust II
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Preferred Income Fund
Putnam Strategic Income Fund
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income fundsc
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.

The three portfolios:

Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET FUNDSd

Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund
Putnam New York Tax Exempt Money Market Fund
Putnam Tax Exempt Money Market Fund

a As of 6/30/00.

b New investments restricted; see your financial advisor for details.

c Not available in all states.

d Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve an investment's net asset value at $1.00 per share, it is possible to lose money by investing in them.

e Formerly Putnam Growth and Income Fund II.

Please call your financial advisor or Putnam Investor Services to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.


Glossary of terms

Bond An IOU issued by a government or corporation that usually pays interest.

Capital                A rise in an investment's principal value.  Also used to
appreciation           describe the investment objective of a mutual fund whose
                       primary criterion for choosing securities is the potential to rise in value rather than to provide dividend income.

Capital                A profit or loss on the sale of securities (generally
gain/loss              stocks or bonds).

Class A, B, C, M       Types of shares, each class offering investors a
shares                 different way to pay sales charges and distribution
                       fees.  A fund's prospectus explains the
                       availability and attributes of each type.

Common                 A unit of ownership of a corporation.
stock

Contingent             A charge applied at the time of redemption of certain
deferred sales         mutual fund shares, rather than at the time of
charge purchase.       A fund's CDSC generally declines each year after
(CDSC)                 purchase, until it no longer applies.

Declaration            The date on which the Trustees approve the amount of
date                   a mutual fund's next distribution.

Distribution           A payment from a mutual fund to shareholders. It may
                       include interest from bonds and dividends from stocks
                       (dividend distributions). It may also include profits from the sale of securities from the fund's portfolio
                       (capital gains distributions).

Dividend For mutual fund shares, a payment derived solely from dividends or interest paid on securities held in the portfolio (i.e. not including capital gains).

Equity                 Securities representing ownership in a corporation.
securities             Common stock and preferred stock are equity  securities.

Ex-dividend            The date on or after which a holder of newly-issued
date                   shares will not receive the fund's next distribution.
                       For Putnam funds, it is the same as the record date.

Net asset              The value of one share of a mutual fund without
value (NAV)            regard to sales charges. Some bond funds aim for a
                       steady NAV, representing stability; most stock funds aim to raise NAV, representing growth in the value of an investment.

Payable date           The date on which a mutual fund pays its distributions
                       to shareholders.

Public                 The purchase price of one class A or class M share
offering price         of a mutual fund, including the applicable "front-end"
(POP)                  sales charge.

Record date            The date used to determine which shareholders are
                       entitled to a distribution. After the record date, shares are sold "ex-dividend," or without the dividend.
                       For Putnam funds, the ex-dividend date is the same as the record date.

Total return           A measure of performance showing the change in the value
                       of an investment over a given period, assuming all earnings are reinvested.

Yield The percentage rate at which a fund has earned income from its investments over the indicated period. "Dividend rate" is a current return that includes interest and dividend income, net of all fund expenses. "Distribution rate" is a current return that includes short-term capital gains, as well as net investment income. "SEC yield" is a current return based on net investment income over a recent 30-day period, computed on a yield-to-maturity basis, which may differ from net investment income as determined for financial reporting purposes. All of these returns are calculated by annualizing the dividends or distributions over the indicated period and dividing by the price of a share at the end of the period.


For more information about
Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund

Each fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent accountant's report and financial statements included in each fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. Each fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about a fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about each fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminv.com

             File Nos.:
             Arizona Fund 811-6258         Minnesota Fund 811-4527
             Florida Fund 811-6129         New Jersey Fund 811-5977
             Massachusetts Fund 811-4518   Ohio Fund 811-4528
             Michigan Fund 811-4529        Pennsylvania Fund 811-5802

                                           NP047 64163 9/00







PUTNAM ARIZONA TAX EXEMPT INCOME FUND

PUTNAM FLORIDA TAX EXEMPT INCOME FUND

PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND

PUTNAM MICHIGAN TAX EXEMPT INCOME FUND

PUTNAM MINNESOTA TAX EXEMPT INCOME FUND

PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND

PUTNAM OHIO TAX EXEMPT INCOME FUND

PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


September 30,  2000

This SAI is not a prospectus . If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the funds' annual report. For a free copy of the funds' annual report or prospectus dated September 30, 2000, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.


Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.


Part I                                                           Page

FUND ORGANIZATION AND CLASSIFICATION                              I-
INVESTMENT RESTRICTIONS                                           I-
CHARGES AND EXPENSES                                              I-
INVESTMENT PERFORMANCE                                            I-
STATE TAXES                                                       I-
ADDITIONAL OFFICERS                                               I-
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                  I-

Part II

MISCELLANEOUS INVESTMENT PRACTICES                               II-
TAXES                                                            II-
MANAGEMENT                                                       II-
DETERMINATION OF NET ASSET VALUE                                 II-
HOW TO BUY SHARES                                                II-
DISTRIBUTION PLANS                                               II-
INVESTOR SERVICES                                                II-
SIGNATURE GUARANTEES                                             II-
SUSPENSION OF REDEMPTIONS                                        II-
SHAREHOLDER LIABILITY                                            II-
STANDARD PERFORMANCE MEASURES                                    II-
COMPARISON OF PORTFOLIO PERFORMANCE                              II-
SECURITIES RATINGS                                               II-
DEFINITIONS                                                      II-


SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION

Each fund is a separate Massachusetts business trust. Putnam Arizona Tax Exempt Income Fund was organized on November 9, 1990. Putnam Florida Tax
Exempt Income Fund was organized on June 27, 1990.   Each of Putnam
Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund and Putnam Ohio Tax Exempt Income Fund, which prior to October 1, 1995 were known as Putnam Massachusetts Tax Exempt Income Fund II, Putnam Michigan Tax Exempt Income Fund II, Putnam Minnesota Tax Exempt Income Fund II and Putnam Ohio Tax Exempt Income Fund II, respectively, were organized on July 14, 1989. Putnam New Jersey Tax Exempt Income Fund was organized on November 17, 1989. Putnam Pennsylvania Tax Exempt Income Fund was organized on April 20, 1989. A copy of each fund's Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.


Each fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.


Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of that fund. Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds are "diversified" investment companies under the Investment Company Act of 1940, and the Arizona, Florida and New Jersey funds are "non-diversified" investment companies under the Investment Company Act of 1940. This means that with respect to 75% of the total assets of the Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds and with respect to 50% of the total assets of the Arizona, Florida and New Jersey funds, the funds may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds' total assets and the remaining 50% of the Arizona, Florida and New Jersey funds' total assets are not subject to this restriction. To the extent a fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, each fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) (Arizona, Florida and New Jersey funds only). With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) (Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds only). With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(8) (Arizona, Florida and New Jersey funds only). With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(9) (Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds only). With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(10) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(11) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

Although certain of each fund's fundamental investment restrictions permit it to borrow money to a limited extent, none of the funds currently intends to do so or did so last year.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

                               ------------------


The following non-fundamental investment policies may be changed without shareholder approval:

The funds will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of a fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.


                           ---------------------------

All percentage limitations on investments (other than pursuant to the non-fundamental restriction above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                          ---------------------------

CHARGES AND EXPENSES

Management fees

Each fund pays a quarterly fee to Putnam Management based on the average net assets of that fund, as determined at the close of each business day during the quarter, at the annual rate equal to the lesser of (I) 0.50% of the average net asset value of the fund or (II) 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter.

For the past three fiscal years, pursuant to these management contracts and management contracts in effect prior to July 1, 1999 (July 16, 1999 for the Arizona fund) under which management fees were paid at the rate of 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter. The funds incurred the following fees:

                                                                  Reflecting a
                                                                  reduction in the following
                         Fiscal             Management           amounts pursuant to an
                         year               fee paid             expense limitation
                         ------             ----------------     ----------------------------

Arizona fund*            2000                   $666,665                   $34,406

                         1999                   $894,534                  $247,488
                         1998                   $919,202                        $0


Florida fund             2000                 $1,490,862                        $0

                         1999                 $1,908,857                        $0
                         1998                 $1,830,007                        $0


Massachusetts fund       2000                 $2,013,175                        $0

                         1999                 $2,514,877                        $0
                         1998                 $2,323,681                        $0


Michigan fund            2000                   $891,799                        $0

                         1999                 $1,158,327                        $0
                         1998                 $1,101,894                        $0


Minnesota fund*          2000                   $734,213                   $12,654

                         1999                   $913,319                  $127,265
                         1998                   $856,443                        $0


New Jersey fund          2000                 $1,455,732                        $0

                         1999                 $1,900,119                        $0
                         1998                 $1,890,731                        $0


Ohio fund*               2000                 $1,134,929                   $19,970

                         1999                 $1,466,994                  $204,135
                         1998                 $1,426,828                        $0


Pennsylvania fund        2000                 $1,270,495                        $0

                         1999                 $1,697,013                        $0
                         1998                 $1,640,373                        $0




*From August 1, 1998 until July 1, 1999 Putnam Management had voluntarily reduced the management fees for the Minnesota and Ohio funds to 0.50%, and from August 1, 1998 until July 16, 1999 Putnam Management had voluntarily reduced the management fee for the Arizona fund to 0.40%.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

                         Fiscal                 Brokerage
                         year                   commissions
                         ------                 ------------

Arizona fund             2000                      $1,270

                         1999                      $9,289
                         1998                      $7,189


Florida fund             2000                      $3,136

                         1999                     $15,392
                         1998                     $12,935


Massachusetts fund       2000                      $4,236

                         1999                     $17,232
                         1998                      $8,138


Michigan fund            2000                      $1,280

                         1999                      $7,651
                         1998                      $4,108


Minnesota fund           2000                      $1,700

                         1999                      $7,183
                         1998                      $5,278


New Jersey fund          2000                      $3,040

                         1999                     $14,157
                         1998                      $7,384


Ohio fund                2000                      $1,734

                         1999                     $10,251
                         1998                     $10,153


Pennsylvania fund        2000                      $2,422

                         1999                     $14,528
                         1998                      $8,476



Administrative expense reimbursement


The funds reimbursed Putnam Management for administrative services during fiscal 2000, including compensation of certain fund officers and contributions to the Putnam Investments, Inc. Profit Sharing Retirement
Plan for their benefit, as follows:


                                                Portion of total
                                               reimbursement for
                                                 compensation
                          Total                      and
                      reimbursement             contributions
                      -------------            ----------------


Arizona fund             $5,792                   $4,834
Florida fund             $6,799                   $5,675
Massachusetts fund       $5,558                   $4,639
Michigan fund            $5,850                   $4,883
Minnesota fund           $5,848                   $4,881
New Jersey fund          $5,446                   $4,545
Ohio fund                $5,926                   $4,946
Pennsylvania fund        $5,924                   $4,944

Trustee responsibilities and fees


The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam
Management furnishes a continuing investment program for the funds and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the funds' other affairs and business.


Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy
Committee, which consists solely of Trustees not affiliated with Putnam
Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following tables show the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2000 and the fees paid to each Trustee by all of the Putnam funds during calendar 1999:




Arizona fund

COMPENSATION TABLE

                                           Pension or            Estimated          Total
                         Aggregate         retirement      annual benefits   compensation
                      compensation   benefits accrued             from all       from all
                          from the         as part of         Putnam funds         Putnam
Trustees/Year              fund(1)      fund expenses   upon retirement(2)       funds(3)
-----------------------------------------------------------------------------------------

Jameson A. Baxter/1994        $579               $102              $95,000       $191,000(4)
Hans H. Estin/1972             576                234               95,000        190,000
John A. Hill/1985(5)           625                118              115,000        239,750(4)
Ronald J. Jackson/1996         579                133               95,000        193,500(4)
Paul L. Joskow/1997            576                 51               95,000        191,000(4)
Elizabeth T. Kennan/1992       576                151               95,000        190,000
Lawrence J. Lasser/1992        573                115               95,000        189,000
John H. Mullin, III/1997       578                 76               95,000        196,250(4)
Robert E. Patterson/1984       576                 79               95,000        190,250
Donald S. Perkins/1982(6)       45                114               95,000          1,026
William F. Pounds/1971(5)(7)   621                267               95,000        190,250
George Putnam/1957(7)          576                232               95,000        190,250
George Putnam, III/1984        576                 54               95,000        190,000
A.J.C. Smith/1986              570                170               95,000        188,000
W. Thomas Stephens/1997        564                 71               95,000        188,000(4)
W. Nicholas Thorndike/1992     573                212               95,000        190,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31,  1999, there were 114 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(5) Includes additional compensation for service as Vice Chairman of the Putnam funds. Mr. Hill was elected Chairman of the Putnam funds as of July 1, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 1999.

(7) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.




Florida fund

COMPENSATION TABLE

                                           Pension or            Estimated          Total
                         Aggregate         retirement      annual benefits   compensation
                      compensation   benefits accrued             from all       from all
                          from the         as part of         Putnam funds         Putnam
Trustees/Year              fund(1)      fund expenses   upon retirement(2)       funds(3)
-----------------------------------------------------------------------------------------

Jameson A. Baxter/1994        $617                115             $ 95,000       $191,000(4)
Hans H. Estin/1972             614                265               95,000        190,000
John A. Hill/1985(5)           669                133              115,000        239,750(4)
Ronald J. Jackson/1996         617                149               95,000        193,500(4)
Paul L. Joskow/1997            614                 56               95,000        191,000(4)
Elizabeth T. Kennan/1992       614                171               95,000        190,000
Lawrence J. Lasser/1992        610                130               95,000        189,000
John H. Mullin, III/1997       616                 84               95,000        196,250(4)
Robert E. Patterson/1984       614                 90               95,000        190,250
Donald S. Perkins/1982(6)       52                139               95,000          1,026
William F. Pounds/1971(5)(7)   664                302               95,000        190,250
George Putnam/1957(7)          614                263               95,000        190,250
George Putnam, III/1984        614                 61               95,000        190,000
A.J.C. Smith/1986              607                192               95,000        188,000
W. Thomas Stephens/1997        601                 79               95,000        188,000(4)
W. Nicholas Thorndike/1992     610                239               95,000        190,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31,  1999, there were  114 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(5) Includes additional compensation for service as Vice Chairman of the Putnam funds. Mr. Hill was elected Chairman of the Putnam funds as of July 1, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 1999.

(7) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.




Massachusetts fund

COMPENSATION TABLE

                                           Pension or            Estimated          Total
                         Aggregate         retirement      annual benefits   compensation
                      compensation   benefits accrued             from all       from all
                          from the         as part of         Putnam funds         Putnam
Trustees/Year              fund(1)      fund expenses   upon retirement(2)       funds(3)
-----------------------------------------------------------------------------------------

Jameson A. Baxter/1994        $645               $125              $95,000       $191,000(4)
Hans H. Estin/1972             641                288               95,000        190,000
John A. Hill/1985(5)           713                145              115,000        239,750(4)
Ronald J. Jackson/1996         645                161               95,000        193,500(4)
Paul L. Joskow/1997            641                 60               95,000        191,000(4)
Elizabeth T. Kennan/1992       641                185               95,000        190,000
Lawrence J. Lasser/1992        638                141               95,000        189,000
John H. Mullin, III/1997       643                 90               95,000        196,250(4)
Robert E. Patterson/1984       641                 97               95,000        190,250
Donald S. Perkins/1982(6)       57                157               95,000          1,026
William F. Pounds/1971(5)(7)   708                328               95,000        190,250
George Putnam/1957(7)          641                286               95,000        190,250
George Putnam, III/1984        641                 66               95,000        190,000
A.J.C. Smith/1986              634                208               95,000        188,000
W. Thomas Stephens/1997        628                 85               95,000        188,000(4)
W. Nicholas Thorndike/1992     638                259               95,000        190,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31,  1999, there were  114 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(5) Includes additional compensation for service as Vice Chairman of the Putnam funds. Mr. Hill was elected Chairman of the Putnam funds as of July 1, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 1999.

(7) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.





Michigan fund

COMPENSATION TABLE

                                           Pension or            Estimated          Total
                         Aggregate         retirement      annual benefits   compensation
                      compensation   benefits accrued             from all       from all
                          from the         as part of         Putnam funds         Putnam
Trustees/Year              fund(1)      fund expenses   upon retirement(2)       funds(3)
-----------------------------------------------------------------------------------------

Jameson A. Baxter/1994        $593               $106              $95,000       $191,000(4)
Hans H. Estin/1972             589                245               95,000        190,000
John A. Hill/1985(5)           626                123              115,000        239,750(4)
Ronald J. Jackson/1996         593                139               95,000        193,500(4)
Paul L. Joskow/1997            589                 53               95,000        191,000(4)
Elizabeth T. Kennan/1992       589                158               95,000        190,000
Lawrence J. Lasser/1992        586                120               95,000        189,000
John H. Mullin, III/1997       591                 79               95,000        196,250(4)
Robert E. Patterson/1984       589                 83               95,000        190,250
Donald S. Perkins/1982(6)       47                121               95,000          1,026
William F. Pounds/1971(5)(7)   621                279               95,000        190,250
George Putnam/1957(7)          589                243               95,000        190,250
George Putnam, III/1984        589                 56               95,000        190,000
A.J.C. Smith/1986              583                177               95,000        188,000
W. Thomas Stephens/1997        577                 74               95,000        188,000(4)
W. Nicholas Thorndike/1992     586                221               95,000        190,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31,  1999, there were  114 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(5) Includes additional compensation for service as Vice Chairman of the Putnam funds. Mr. Hill was elected Chairman of the Putnam funds as of July 1, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 1999.

(7) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.





Minnesota fund

COMPENSATION TABLE


                                           Pension or            Estimated          Total
                         Aggregate         retirement      annual benefits   compensation
                      compensation   benefits accrued             from all       from all
                          from the         as part of         Putnam funds         Putnam
Trustees/Year              fund(1)      fund expenses   upon retirement(2)       funds(3)
-----------------------------------------------------------------------------------------

Jameson A. Baxter/1994        $580               $103              $95,000       $191,000(4)
Hans H. Estin/1972             577                236               95,000        190,000
John A. Hill/1985(5)           608                119              115,000        239,750(4)
Ronald J. Jackson/1996         580                134               95,000        193,500(4)
Paul L. Joskow/1997            577                 51               95,000        191,000(4)
Elizabeth T. Kennan/1992       577                152               95,000        190,000
Lawrence J. Lasser/1992        574                116               95,000        189,000
John H. Mullin, III/1997       579                 77               95,000        196,250(4)
Robert E. Patterson/1984       577                 80               95,000        190,250
Donald S. Perkins/1982(6)       45                114               95,000          1,026
William F. Pounds/1971(5)(7)   603                269               95,000        190,250
George Putnam/1957(7)          577                234               95,000        190,250
George Putnam, III/1984        577                 54               95,000        190,000
A.J.C. Smith/1986              571                171               95,000        188,000
W. Thomas Stephens/1997        565                 72               95,000        188,000(4)
W. Nicholas Thorndike/1992     574                213               95,000        190,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31,  1999, there were  114 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(5) Includes additional compensation for service as Vice Chairman of the Putnam funds. Mr. Hill was elected Chairman of the Putnam funds as of July 1, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 1999.

(7) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.





New Jersey fund

COMPENSATION TABLE

                                           Pension or            Estimated          Total
                         Aggregate         retirement      annual benefits   compensation
                      compensation   benefits accrued             from all       from all
                          from the         as part of         Putnam funds         Putnam
Trustees/Year              fund(1)      fund expenses   upon retirement(2)       funds(3)
-----------------------------------------------------------------------------------------

Jameson A. Baxter/1994        $613               $117              $95,000       $191,000(4)
Hans H. Estin/1972             610                271               95,000        190,000
John A. Hill/1985(5)           618                136              115,000        239,750(4)
Ronald J. Jackson/1996         613                152               95,000        193,500(4)
Paul L. Joskow/1997            610                 57               95,000        191,000(4)
Elizabeth T. Kennan/1992       610                174               95,000        190,000
Lawrence J. Lasser/1992        606                133               95,000        189,000
John H. Mullin, III/1997       612                 86               95,000        196,250(4)
Robert E. Patterson/1984       610                 92               95,000        190,250
Donald S. Perkins/1982(6)       53                143               95,000          1,026
William F. Pounds/1971(5)(7)   613                308               95,000        190,250
George Putnam/1957(7)          610                269               95,000        190,250
George Putnam, III/1984        610                 62               95,000        190,000
A.J.C. Smith/1986              603                196               95,000        188,000
W. Thomas Stephens/1997        597                 80               95,000        188,000(4)
W. Nicholas Thorndike/1992     606                244               95,000        190,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31,  1999, there were  114 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(5) Includes additional compensation for service as Vice Chairman of the Putnam funds. Mr. Hill was elected Chairman of the Putnam funds as of July 1, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 1999.

(7) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.





Ohio fund

COMPENSATION TABLE

                                           Pension or            Estimated          Total
                         Aggregate         retirement      annual benefits   compensation
                      compensation   benefits accrued             from all       from all
                          from the         as part of         Putnam funds         Putnam
Trustees/Year              fund(1)      fund expenses   upon retirement(2)       funds(3)
-----------------------------------------------------------------------------------------

Jameson A. Baxter/1994        $607               $111              $95,000       $191,000(4)
Hans H. Estin/1972             604                257               95,000        190,000
John A. Hill/1985(5)           648                129              115,000        239,750(4)
Ronald J. Jackson/1996         607                145               95,000        193,500(4)
Paul L. Joskow/1997            604                 55               95,000        191,000(4)
Elizabeth T. Kennan/1992       604                165               95,000        190,000
Lawrence J. Lasser/1992        601                126               95,000        189,000
John H. Mullin, III/1997       606                 82               95,000        196,250(4)
Robert E. Patterson/1984       604                 87               95,000        190,250
Donald S. Perkins/1982(6)       50                132               95,000          1,026
William F. Pounds/1971(5)(7)   644                293               95,000        190,250
George Putnam/1957(7)          604                255               95,000        190,250
George Putnam, III/1984        604                 59               95,000        190,000
A.J.C. Smith/1986              597                186               95,000        188,000
W. Thomas Stephens/1997        591                 77               95,000        188,000(4)
W. Nicholas Thorndike/1992     601                232               95,000        190,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31, 1999, there were  114 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(5) Includes additional compensation for service as Vice Chairman of the Putnam funds. Mr. Hill was elected Chairman of the Putnam funds as of July 1, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 1999.

(7) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.





Pennsylvania fund

COMPENSATION TABLE

                                           Pension or            Estimated          Total
                         Aggregate         retirement      annual benefits   compensation
                      compensation   benefits accrued             from all       from all
                          from the         as part of         Putnam funds         Putnam
Trustees/Year              fund(1)      fund expenses   upon retirement(2)       funds(3)
-----------------------------------------------------------------------------------------

Jameson A. Baxter/1994        $616               $114              $95,000       $191,000(4)
Hans H. Estin/1972             613                262               95,000        190,000
John A. Hill/1985(5)           661                132              115,000        239,750(4)
Ronald J. Jackson/1996         616                147               95,000        193,500(4)
Paul L. Joskow/1997            613                 56               95,000        191,000(4)
Elizabeth T. Kennan/1992       613                169               95,000        190,000
Lawrence J. Lasser/1992        609                129               95,000        189,000
John H. Mullin, III/1997       615                 84               95,000        196,250(4)
Robert E. Patterson/1984       613                 89               95,000        190,250
Donald S. Perkins/1982(6)       51                136               95,000          1,026
William F. Pounds/1971(5)(7)   656                298               95,000        190,250
George Putnam/1957(7)          613                260               95,000        190,250
George Putnam, III/1984        613                 60               95,000        190,000
A.J.C. Smith/1986              606                190               95,000        188,000
W. Thomas Stephens/1997        600                 78               95,000        188,000(4)
W. Nicholas Thorndike/1992     610                236               95,000        190,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.


(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31,  1999, there were  114 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


(5) Includes additional compensation for service as Vice Chairman of the Putnam funds. Mr. Hill was elected Chairman of the Putnam funds as of July 1, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 1999.

(7) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit , also available under the Plan , assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.


For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership


At August 31, 2000, the officers and Trustees of each fund, with the exception of the Massachusetts fund, as a group owned less than 1% of the outstanding shares of each class of the fund; however, as of that date, the officers and Trustees of the Massachusetts fund as a group owned approximately 2.3% of the outstanding shares the Massachusetts fund. In addition, at August 31, 2000, except as noted below, to the knowledge of each fund no person owned of record or beneficially 5% or more of the shares of any class of that fund:



                                  Shareholder name               Percentage
Fund name           Class            and address                  owned (%)
------------        -----         -----------------              ----------

Arizona fund          A       Edward D. Jones & Co.                 11.30
                              201 Progress Parkway
                              Maryland Heights, MO  63043-3003

                      M       Edward D. Jones & Co.                 46.70

                              201 Progress Parkway
                              Maryland Heights, MO  63043-3003


                      M       Donaldson, Lufkin & Jenrette          16.10

                              P.O. 2052
                              Jersey City, NJ 07303-0000


                      M       Betty Jean Taylor*                    13.20



                      M       LPL Financial Services                 6.80
                              9785 Towne Center Drive
                              San Diego, CA 92121-1968

                      M       Keith G. Powers                        6.20

                              1740 Indian Lane
                              Prescott, AZ  86303-5053

Florida fund          A       Merrill, Lynch, Pierce,

                              Fenner & Smith                         9.70

                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484


                      A       Edward D. Jones & Co.                  5.80
                              201 Progress Parkway
                              Maryland Heights, MO  63043-3003


                      B       Merrill, Lynch, Pierce,

                              Fenner & Smith                        10.10

                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484


                      M       Edward D. Jones & Co.                 15.40

                              201 Progress Parkway
                              Maryland Heights, MO  63043-3003


                      M       Robert W. Baird & Co. Inc.            14.80
                              777 E. Wisconsin Ave.
                              Milwaukee, WI 53202-5300

                      M       Ruth C. Wood                          11.70
                              P.O. Box 296
                              Dalton, OH 44618-0296

                      M       National Financial Services Corp.      9.10

                              Church Street Station
                              P.O. Box 3908
                              New York, NY  10008


                      M       Legg Mason Wood Walker Inc.            8.60
                              P.O. Box 1476
                              Baltimore, MD 21202

                      M       Raymond L. Keys                        8.10
                              2570 Shady Oaks Drive
                              Titusville, FL 32796-1983

                      M       Sidney Prine                           6.70
                              31 B Guesta DeGomerez
                              Freehold, NJ 07728


Massachusetts fund    B       Merrill, Lynch, Pierce,

                              Fenner & Smith                         8.30

                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484



                      M       Merrill, Lynch, Pierce,

                              Fenner & Smith                        21.10



                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484




                      M       PaineWebber                          14.50
                              1000 Harbor Blvd., 5th Floor
                              Weehawken, NJ  07087

                      M       Leonard Joiner                        7.20
                              150 Hampshire Road
                              Methuen, MA 01844-1117

Michigan fund         A       Edward D. Jones & Co.                 14.50
                              201 Progress Parkway
                              Maryland Heights, MO  63043-3003


                      B       Merrill, Lynch, Pierce,                5.20

                              Fenner & Smith

                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484


                      M       Edward D. Jones & Co.                 27.90

                              201 Progress Parkway
                              Maryland Heights, MO  63043-3003


                      M       National City Bank                    13.50

                              P.O. Box 4042
                              Kalamazoo, MI  49003


                      M       Prudential Securities, Inc.            8.30

                              122 E. 42nd Street
                              New York, NY  10017


                      M       Frank R. Farkas                        6.60

                              1832 Ada Avenue
                              Muskegon, MI  49492-4206


                      M       Pauline B. Pickford                    5.50

                              64 Pleasant St.
                              Oxford, MI 48371-4648


Minnesota fund        A       Edward D. Jones & Co.                 19.90
                              201 Progress Parkway
                              Maryland Heights, MO  63043-3003

                      M       Wells Fargo Brokerage Services        27.10
                              P.O. Box 2107
                              Minneapolis, MN 55402-0107

                      M       Dean Witter                           21.50
                              Church Street Station
                              P.O. Box 250
                              New York, NY 10008

                      M       Craig M. Larson                        8.80

                              200 Chanview
                              Canhassen, MN  55317


                      M       Edward D. Jones & Co.                  8.10

                              201 Progress Parkway
                              Maryland Heights, MO  63043-3003


                      M       Donaldson, Lufkin & Jenrette           5.40
                              P.O. 2052
                              Jersey City, NJ 07303-0000


New Jersey fund       A       Merrill, Lynch, Pierce,

                              Fenner & Smith                         8.30

                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484

                      B       Merrill, Lynch, Pierce,
                              Fenner & Smith                         7.60
                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484


                      M       Vivian Scaglia & Elaine E. Hoover     13.90
                              1 Greentree Road
                              Columbia, NJ  07832

                      M       Anne R. Zitani                        12.00

                              125 Bluff Rd.
                              Fort Lee, NJ 07024


                      M       Lillian Larsen                        10.50

                              69 Mill Road
                              White House Station, NJ  08889


                      M       Josiah H. Compton                      9.80
                              23 Jefferson Court
                              Bridgewater, NJ 08807-3050

                      M       Wexford Clearing Services Corp.        7.30
                              1 New York Plaza
                              New York, NY 10004-1901

                      M       Ann Marie Cavanaugh Hewitt             5.20
                              2 Cedarwood Rd.
                              Villas, NJ 08251-1422

                      M       Kathleen Sisolak                       5.00
                              1011 Lakeview Dr. # RD2
                              Basking Ridge, NJ 07920-3554

Ohio fund             A       Edward D. Jones & Co.                 15.30
                              201 Progress Parkway
                              Maryland Heights, MO  63043-3003


                      B       Merrill, Lynch, Pierce,

                              Fenner & Smith                        12.80

                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484


                      M       Hess & Gault Lumber                   30.60

                              One Post Office Square
                              Boston, MA  02109


                      M       National Financial Services Corp.     12.60
                              Church Street Station
                              P.O. Box 3908
                              New York, NY  10008

                      M       Edward D. Jones & Co.                 11.80

                              201 Progress Parkway
                              Maryland Heights, MO  63043-3003


                      M       PaineWebber                           11.60

                              1000 Harbor Blvd., 5th Floor
                              Weehawken, NJ  07087


Pennsylvania fund     B       Merrill, Lynch, Pierce,
                              Fenner & Smith                         8.30

                              4800 Dear Lake Dr. East
                              Jacksonville, FL 32246-6484


                      M       Eleanor S. Mason                      20.60

                              49 Partridge Lane
                              Kenner Square, PA  19348


                      M       Patricia H. Polinsky                  16.20

                              1469 Jericho Road
                              Abington, PA  19001-2626


                      M       Grace R. Scalzo                        5.80

                              59 High Street
                              Pittston, PA  18640

                      M       Lawrence A. D'Angelo*                  6.20

*The mailing address for names listed is:

c/o Putnam  Investments, Inc.,
One Post Office Square, Boston, MA 02109


Distribution fees


During fiscal 2000, the funds paid the following 12b-1 fees to Putnam Mutual Funds:



Fund name              Class A      Class B     Class M
----------             -------      -------     -------

Arizona fund           $196,354     $264,228     $3,933
Florida fund           $430,050     $649,230     $4,894
Massachusetts fund     $548,731     $993,109    $24,849
Michigan fund          $261,441     $362,381    $10,362
Minnesota fund         $187,600     $412,788    $10,512
New Jersey fund        $385,942     $785,802     $4,744
Ohio fund              $335,404     $456,149     $9,918
Pennsylvania fund      $318,751     $740,245    $12,499






Class A sales charges and contingent deferred sales charges

Putnam Mutual Funds received sales charges with respect to class A shares in the following amounts during the periods indicated:

                                       Sales charges
                                     retained by Putnam     Contingent
                     Total               Mutual Funds        deferred
                   front-end                after             sales
                 sales charges       dealer concessions      charges
                 -------------       ------------------     ----------
Arizona fund
Fiscal year

2000             $165,889                $11,190             $0

1999             $258,719                $18,389             $5,356
1998             $273,170                $20,714             $3,552

Florida fund
Fiscal year

2000             $346,302                $17,369             $11,128

1999             $544,484                $50,272             $18,386
1998             $618,337                $45,640             $12,539

Massachusetts fund
Fiscal year

2000             $533,084                $50,524             $2,691

1999             $759,523                $49,656             $291
1998             $817,677                $81,698             $9,139

Michigan fund
Fiscal year

2000             $214,559                $15,436             $0

1999             $381,642                $25,075             $0
1998             $631,534                $26,799             $0

Minnesota fund
Fiscal year

2000             $231,714                $14,429             $2,220

1999             $386,996                $27,520             $12,083
1998             $253,075                $17,156             $10,651

New Jersey fund
Fiscal year

2000             $266,860                $19,771             $5,377

1999             $476,180                $33,456             $336
1998             $431,109                $26,430             $8,832

Ohio fund
Fiscal year

2000             $219,827                $16,826             $6,794

1999             $432,069                $31,348             $0
1998             $382,476                $26,000             $0

Pennsylvania fund
Fiscal year

2000             $241,496                $23,903             $181

1999             $491,564                $31,807             $429
1998             $518,777                $33,326             $11,243

Class B contingent deferred sales charges

Putnam Mutual Funds received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

                         Contingent deferred
                            sales charges
                         -------------------
Arizona fund
Fiscal year

2000                         $117,139

1999                         $77,533
1998                         $71,193

Florida fund
Fiscal year

2000                         $215,094

1999                         $143,456
1998                         $156,891

Massachusetts fund
Fiscal year

2000                         $319,763

1999                         $213,777
1998                         $199,915

Michigan fund
Fiscal year

2000                         $164,042

1999                         $115,377
1998                         $74,493

Minnesota fund
Fiscal year

2000                         $104,818

1999                         $58,315
1998                         $67,726

New Jersey fund
Fiscal year

2000                         $224,205

1999                         $196,773
1998                         $196,042

Ohio fund
Fiscal year

2000                         $133,257

1999                         $72,397
1998                         $105,570

Pennsylvania fund
Fiscal year

2000                         $246,477

1999                         $172,491
1998                         $140,736

Class M shares

Putnam Mutual Funds received sales charges with respect to class M shares in the following amounts during the periods indicated:

                                              Sales charges
                                           retained by Putnam
                                               Mutual Funds
                         Total                    after
                      sales charges         dealer concessions
                      -------------         ------------------
Arizona fund
Fiscal year

2000                     $4,534                   $670

1999                     $2,485                   $182
1998                     $735                     $53

Florida fund
Fiscal year

2000                     $2,245                   $244

1999                     $5,645                   $437
1998                     $4,996                   $608

Massachusetts fund
Fiscal year

2000                     $13,917                  $1,156

1999                     $22,874                  $2,029
1998                     $9,339                   $685

Michigan fund
Fiscal year

2000                     $4,411                   $168

1999                     $9,290                   $882
1998                     $14,331                  $802

Minnesota fund
Fiscal year

2000                     $7,636                   $918

1999                     $5,608                   $946
1998                     $5,199                   $161

New Jersey fund
Fiscal year

2000                     $6,381                   $934

1999                     $10,518                  $2,351
1998                     $6,348                   $615

Ohio fund
Fiscal year

2000                     $2,366                   $243

1999                     $4,328                   $561
1998                     $2,128                   $82

Pennsylvania fund
Fiscal year

2000                     $5,354                   $446

1999                     $11,390                  $1,062
1998                     $16,920                  $1,666


Investor servicing and custody fees and expenses


During the 2000 fiscal year, each fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Arizona fund             $136,442
Florida fund             $286,554
Massachusetts fund       $385,923
Michigan fund            $194,912
Minnesota fund           $170,580
New Jersey fund          $295,540
Ohio fund                $257,865
Pennsylvania fund        $273,628


INVESTMENT PERFORMANCE

Standard performance measures

(for periods ended May 31,  2000)


Arizona fund
                  Class A      Class B     Class M
Inception
date:             1/30/91      7/15/93     7/3/95

Average
annual
total return
----------------------------------------------------------------------


1 year            (6.93)%      (7.56)%     (5.74)%
5 years            3.02         3.05        3.06
Life of fund       5.27         5.07        5.08


Yield

30-day

yield             5.00%         4.61%       4.80%


Tax-equivalent

yield*             8.72%        8.04%       8.37%


*Assumes the maximum combined 42.64% federal and state income tax rate applicable to individuals. Results for investors subject to lower tax rates would not be as advantageous.

Florida fund
                  Class A      Class B     Class M
Inception
date:             8/24/90      1/4/93      5/1/95

Average
annual
total return
----------------------------------------------------------------------


1 year            (6.79)%      (7.44)%     (5.53)%
5 years            3.12         3.12        3.12
Life of fund       5.68         5.44        5.48


Yield

30-day

yield              4.86%        4.46%       4.65%


Tax-equivalent

yield*             8.05%        7.38%       7.70%


*Assumes the maximum 39.60% federal income tax rate applicable to individuals. Results for investors subject to lower tax rates would not be as advantageous.

Massachusetts fund
                  Class A      Class B     Class M
Inception
date:             10/23/89     7/15/93     5/12/95

Average
annual
total return
----------------------------------------------------------------------


1 year            (6.83)%       (7.47)%    (5.69)%
5 years            3.55          3.55       3.56
10 years           6.23          5.95       6.01
Life of fund       6.28          5.97       6.04


Yield

30-day

yield              5.05%         4.66%      4.85%


Tax-equivalent

yield*             8.88%         8.19%      8.53%

*Assumes the maximum combined 43.13% federal and state income tax rate applicable to individuals. Results for investors subject to lower tax rates would not be as advantageous.


Michigan fund
                  Class A      Class B     Class M
Inception
date:             10/23/89     7/15/93     4/17/95

Average
annual
total return
---------------------------------------------------------------------


1 year            (7.94)%       (8.53)%    (6.77)%
5 years            2.93          2.91       2.94
10 years           5.43          5.19       5.21
Life of fund       5.43          5.14       5.19


Yield

30-day

yield              4.88%         4.48%      4.67%


Tax-equivalent

yield*             8.45%         7.76%      8.09%


*Assumes the maximum combined 42.26% federal and state income tax rate applicable to individuals. Results for investors subject to lower tax rates would not be as advantageous.

Minnesota fund
                  Class A      Class B     Class M
Inception
date:            10/23/89      7/15/93     4/3/95

Average
annual
total return
-----------------------------------------------------------------


1 year            (7.88)%       (8.44)%    (6.59)%
5 years            2.67          2.70       2.69
10 years           5.14          4.88       4.93
Life of fund       5.16          4.86       4.93


Yield

30-day

yield              5.04%         4.63%      4.82%


Tax-equivalent

yield*             9.07%         8.33%      8.67%


*Assumes the maximum combined 44.43% federal and state income tax rate applicable to individuals. Results for investors subject to lower tax rates would not be as advantageous.

New Jersey fund
                  Class A      Class B     Class M
Inception
date:             2/20/90      1/4/93      5/1/95

Average
annual
total return
----------------------------------------------------------------------


1 year            (7.00)%       (7.59)%    (5.92)%
5 years            3.05          3.05       3.05
10 years           5.65          5.37       5.44
Life of fund       5.67          5.37       5.44


Yield

30-day

yield              5.12%         4.73%      4.91%


Tax-equivalent

yield*             9.05%         8.36%      8.68%

*Assumes the maximum combined 43.45% federal and state income tax rate applicable to individuals. Results for investors subject to lower tax rates would not be as advantageous.


Ohio fund
                  Class A      Class B     Class M
Inception
date:             10/23/89     7/15/93     4/3/95

Average
annual
total return
-------------------------------------------------------------------


1 year            (7.37)%       (7.98)%    (6.15)%
5 years            2.88          2.90       2.91
10 years           5.45          5.19       5.24
Life of fund       5.43          5.13       5.20


Yield

30-day

yield              5.02%         4.61%      5.18%


Tax-equivalent

yield*             8.99%         8.25%      9.27%

*Assumes the maximum combined 44.13% federal and state income tax rate applicable to individuals. Results for investors subject to lower tax rates would not be as advantageous.


Pennsylvania fund
                  Class A      Class B     Class M
Inception
date:             7/21/89      7/15/93     7/3/95

Average annual
total return
---------------------------------------------------------------------


1 year            (7.85)%       (8.51)%    (6.65)%
5 years            2.76          2.76       2.79
10 years           5.79          5.52       5.59
Life of fund       5.73          5.39       5.49


Yield
30-day


yield              5.18%         4.82%      4.99%


Tax-equivalent


yield*             8.82%         8.21%      8.50%


*Assumes the maximum combined 41.29% federal and state income tax rate applicable to individuals. Results for investors subject to lower tax rates would not be as advantageous.

Returns for class A and class M shares reflect the deduction of the current maximum initial sales charges of 4.75% and 3.25%, respectively

Returns for class B shares reflect the deduction of the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter.


Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the deduction of the initial sales charge or CDSC, if any, currently applicable to each class and the higher operating expenses applicable to such shares.


Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

See "Standard performance measures" in Part II of this SAI for information on how performance is calculated.

STATE TAXES

The prospectus describes generally the tax treatment of distributions by the funds. This section of the SAI and the section entitled "Taxes" in
Part II of this SAI include additional information concerning certain state and federal tax consequences of an investment in a fund, respectively. Prospective investors should be aware that an investment in a state tax-exempt fund may not be suitable for persons who do not receive income subject to income taxes of such state.


Arizona. It is the published position of the Arizona Department of Revenue that distributions by a regulated investment company are exempt from Arizona state income tax to the extent such distributions are derived from interest on obligations the interest on which is exempt from Arizona state income tax. As long as the Arizona fund qualifies as a regulated investment company, to the extent distributions by the Arizona fund are derived from interest income with respect to U.S. Treasury securities or, to the extent as described below, tax-exempt securities issued by Arizona state or local governmental issuers, such distributions will be exempt from Arizona state personal income tax. In addition, it is the published position of the Arizona Department of Revenue that distributions by a regulated investment company derived from certain other governmental obligations as to which federal law specifically precludes state taxation of interest received by a direct investor in such obligations are exempt from Arizona personal state income tax.

Some tax-exempt securities of Arizona issuers have a direct income tax exemption under Arizona law, independent of federal tax treatment.
However, in most cases, interest with respect to tax-exempt securities of Arizona issuers is exempt from Arizona state income tax only so long as that interest is excluded from gross income for federal income tax purposes. Therefore, if interest with respect to tax-exempt securities of Arizona issuers held by the Arizona fund ceases to be exempt from federal income tax (or is retroactively determined to be taxable under federal law), then, unless that obligation has an independent statutory tax exemption under Arizona law, distributions by the Arizona fund derived from interest on that obligation will cease to be exempt from Arizona state personal income tax (and, if interest on the obligation is determined to be taxable under federal law retroactive to any date, those distributions may be considered not to have been exempt from Arizona state income taxes from that date).


For Arizona personal income tax purposes, distributions by the Arizona fund, other than distributions exempt from Arizona state personal income tax, will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. Under current Arizona income tax law, distributions of net capital gains earned by the Arizona fund are not exempt from taxation and are taxed at ordinary income tax rates.

Florida. Florida does not currently impose an income tax on individuals. Thus individual shareholders of the fund will not be subject to any Florida state income tax on distributions received from the Florida fund. However, certain distributions will be taxable to corporate shareholders that are subject to Florida corporate income tax.


Florida currently imposes an "intangibles tax" on the fair market value of securities and other intangible assets owned by Florida residents. The intangibles tax is imposed at the annual rate of 0.10%. Certain types of tax-exempt securities of Florida issuers, U.S. government securities, and tax-exempt securities issued by certain U.S. territories and possessions are exempt from this intangibles tax. The Florida fund has received a ruling from Florida authorities that if on December 31 of any year the Florida fund's portfolio consists solely of such exempt assets, the Florida fund's shares will be exempt from the Florida intangibles tax payable for the following year.


In order to take advantage of the exemption from the intangibles tax in any year, the Florida fund must sell any non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Florida fund's investment return and might exceed any increased investment return the Florida fund achieved by investing in non-exempt assets during the year.

Massachusetts. Distributions received from the Massachusetts fund are exempt from Massachusetts personal income tax to the extent that they are derived from interest on tax-exempt securities and are designated as such. The Massachusetts fund has obtained a tax ruling which recognizes for Massachusetts personal income tax purposes the tax-exempt character of gains realized by the fund on the sale of certain tax-exempt securities when those gains are distributed to shareholders and designated as such.

Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.


In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gain is deemed to be more than one but not more than two years. Shareholders should consult their tax advisors with respect to the Massachusetts personal income tax treatment of capital gain distributions from the fund.

Michigan. Distributions received from the Michigan fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder's business activity, may, however, be subject to Michigan
single business tax.   For Michigan personal income tax and single business
tax purposes, fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities. The Michigan intangibles tax was fully repealed as of January 1, 1998.


Minnesota. In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota and its political subdivisions and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if it is judicially determined that Minnesota's exemption of such interest and taxation of interest on obligations of other states and their political subdivisions and Indian tribes unlawfully discriminates against interstate commerce. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final. Putnam Management is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes and taxation of interest on the bonds of other states or their political subdivisions or Indian tribes unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. However, there can be no assurance that interest on the tax-exempt securities held by the Minnesota fund would not become taxable under this Minnesota statutory provision.

Shareholders of the Minnesota fund who are individuals, estates or trusts will not be subject to Minnesota personal income tax on fund distributions to the extent that such distributions qualify as exempt-interest dividends derived from interest on obligations of the State of Minnesota and its agencies, instrumentalities, political subdivisions and Indian tribes, provided that at least 95% of the fund's total exempt-interest dividends are derived from interest on obligations of such Minnesota entities.

Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota "alternative taxable income" of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax.

Losses of individuals, estates and trusts that are disallowed or treated as long-term losses under current federal law by reason of the shareholder's receipt of exempt-interest dividends or capital gain dividends, respectively, are treated similarly under Minnesota law, notwithstanding, in the case of exempt-interest dividends, that such dividends may not be fully excludable from Minnesota gross income.

Fund distributions are not excluded in determining the Minnesota franchise tax on corporations measured by net income or the Minnesota alternative minimum tax on corporations.

New Jersey. The New Jersey fund intends to qualify as a "qualified investment fund" under the New Jersey Gross Income Tax law except when investing for defensive purposes under certain circumstances. As long as the New Jersey fund is a qualified investment fund and to the extent its distributions are derived from interest or net gains on tax-exempt securities, such distributions will be exempt from New Jersey gross income tax, but will be included in the net income tax base for purposes of computing the corporate business tax. The exemption from the New Jersey Gross Income Tax will also extend to interest or net gains on obligations of the United States, its territories and certain of its agencies and instrumentalities which pay interest free from state or local taxation under any laws of New Jersey or laws of the United States. Gains resulting from the redemption or sale of shares of the New Jersey fund will also be exempt from New Jersey Gross Income Tax.


In order to be a qualified investment fund, the New Jersey fund must, as of the end of each fiscal quarter, invest at least 80% of the aggregate principal amount of its investments (excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Internal Revenue Code, and cash and cash items, which cash items shall include receivables) in the exempt obligations referred to above and have no investments other than interest bearing or discounted obligations, cash or cash items (including receivables) and financial options, futures, forward contracts or certain other similar instruments related to interest-bearing or discounted obligations or bond indexes related thereto. If the New Jersey fund fails to be a qualified investment fund, as a result of employing alternative investment strategies or otherwise, it is possible that all or a portion of its distributions for the entire taxable year will not qualify for tax-exempt status under New Jersey law: however, if the New Jersey fund temporarily falls below the 80% requirement during the course of a year it will remain a qualified investment fund unless the fund is below the mark at the end of a quarter.


For New Jersey Gross Income Tax purposes, distributions by the fund derived from income or net gains on investments other than tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities will be taxable as ordinary income, whether paid in cash or reinvested in additional shares.


Income distributions paid from a "qualified investment fund" are exempt from the New Jersey Gross Income Tax to the extent attributable to interest income or gain from tax-exempt obligations specified by New Jersey law. A "qualified investment fund" is any investment company or trust, or series of such investment company or trust (i.e.; a segregated portfolio of assets, the beneficial interests in which are owned by the holders of a class or series of stock or shares of the investment company or trust that is preferred over all other classes or series regarding the portfolio of assets), registered with the Securities and Exchange Commission which, for the calendar year in which a distribution is paid, (i) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, and (ii) at the close of each taxable quarter of the taxable year has not less than 80 percent of the aggregate principal amount of all its investments (excluding financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under section 851(b) of the Internal Revenue Code of 1986, as amended, and cash and cash items, which cash items include receivables), invested in obligations issued by New Jersey or obligations that are free from state or local taxation under New Jersey and federal laws, such as obligations issued by the governments of Puerto Rico, Guam or the Virgin Islands. Provided the New Jersey fund qualifies as a "qualified investment fund," interest income and gains realized by the fund and distributed to shareholders will be exempt from the New Jersey Gross Income Tax to the extent attributable to tax-exempt obligations. Gains resulting from the redemption or sale of shares of the New Jersey fund will also be exempt from the New Jersey Gross Income Tax.


The New Jersey Gross Income Tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, interest on tax-exempt obligations is included in the net income tax base for purposes of computing the Corporate Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

The New Jersey fund will notify shareholders by February 15 of each calendar year as to the amounts of dividends and distributions made with respect to the preceding calendar year that are exempt from federal income taxes and the New Jersey Gross Income Tax and the amounts, if any, which are subject to such taxes. The New Jersey fund will also make appropriate certification of its status to New Jersey tax authorities by that date.


Ohio. Distributions received from the Ohio fund are exempt from Ohio personal income tax and school district and municipal income taxes in Ohio to the extent they are properly attributable to interest on obligations issued by the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), provided that the Ohio fund continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxation that these requirements are satisfied. Distributions received from the Ohio fund are excluded from the net income base of the Ohio corporation franchise tax to the extent that they (a) are properly attributable to interest on Ohio Obligations, or (b) represent exempt-interest dividends for federal income tax purposes. The Ohio fund's shares will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.


Distributions of capital gain received from the Ohio fund will be exempt from Ohio personal income tax and school district and municipal income taxes in Ohio and will be excluded from the net income base of the Ohio corporation franchise tax, in each case to the extent that such distributions are properly attributable to profit made on the sale, exchange or other disposition by the Ohio fund of Ohio Obligations.

Distributions properly attributable to interest on obligations of the United States or of any authority, commission, or instrumentality of the United States or obligations of Puerto Rico, the Virgin Islands, or Guam or their authorities or instrumentalities the interest on which is exempt from state income taxes under the laws of the United States ("Possessions Obligations") will be exempt from Ohio personal income tax and school district and municipal income taxes in Ohio, and, provided, in the case of Possessions Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

Pennsylvania. Distributions paid by the Pennsylvania fund will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax to the extent that the distributions are attributable to interest received by the Pennsylvania fund from its investments in tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities. Distributions by the Pennsylvania fund to a Pennsylvania resident that are attributable to other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax whether paid in cash or reinvested in additional shares. Distributions paid by the Pennsylvania fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. For a more detailed description of Pennsylvania corporate income tax, see the SAI. Fund shares are not subject to the personal property tax, due to this tax being recently repealed by all counties in Pennsylvania.

Distributions paid by the Pennsylvania fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the Pennsylvania fund attributable to interest received by the Pennsylvania fund from its investments in tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Internal Revenue Code if the interest were exempt from federal income tax. Distributions by the Pennsylvania fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Pennsylvania fund attributable to its investments in tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities) for purposes of determining a corporation's capital stock value subject to the Commonwealth's capital stock/franchise tax.

Additional State Tax Information

(Michigan and Minnesota funds only) That percentage of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the funds, that is equal to the percentage of the funds' distributions from investment income and short-term capital gains that is exempt from federal income tax, will not be deductible by the investor for Michigan single business tax or Minnesota personal income tax purposes. For Michigan personal income tax purposes, such interest deduction is wholly disallowed.

So long as the fund qualifies under Supchapter M of the Code as a regulated investment company and satisfies the condition that at least 50% of the value of the fund's total assets is invested tax exempt debt investments at the close of each quarter of the fund's taxable year, to the extent that distributions are derived from interest on Michigan tax-exempt securities, such distributions will be exempt from Michigan personal income tax under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder's business activity, may alternatively be subject to the Michigan single business tax. For Michigan personal income tax and single business tax purposes, exempt-interest dividends attributable to any investment other than Michigan tax-exempt securities will be fully taxable as will dividends arising from any source other than exempt-interest irrespective of the investment to which any such dividend is attributable.

More specifically, Michigan law provides an exemption from both the Michigan personal income tax and the Michigan single business tax with respect to interest paid to the owner of tax-exempt securities. The Michigan Department of Treasury, in a ruling letter dated December 19, 1986 and published in April, 1987, revised a previous administrative position that shareholders of an investment company other than a "unit investment trust" are to be treated as the owners of shares in the investment company and not as the owners of a proportionate share of the company's assets. This revised position was reaffirmed in a ruling published in March, 1989. The Michigan fund is not a unit investment trust, and accordingly shareholders will, in the view of the Michigan Department of Treasury, be treated as the owners of the fund's assets including the fund's tax-exempt securities.

The Department has not addressed the question of whether the distinction between ownership of tax-exempt obligations and ownership of mutual fund shares may be accorded significance in connection with application of the single business tax to investment company distributions representing interest on obligations which are exempt from federal income tax and Michigan tax. The Michigan intagibles tax was fully repealed as of January 1, 1998.

ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President of one or more funds and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

Officer Name (Age) (Number of funds)


Jerome J. Jacobs (age 42) (27 funds). Managing Director of Putnam
Management. Prior to October 1996, Mr. Jacobs was a Managing Director at The Vanguard Group.

Stephen Oristaglio (age 45) (85 funds). Senior Managing Director of Putnam Management. Prior to July 1998, Mr. Oristaglio was a Managing Director at Swiss Bank Corp.

Richard P. Wyke (age 44) (9 funds). Senior Vice President of Putnam
Management.

Susan A. McCormack (age 36) (6 funds). Vice President of Putnam
Management.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, are the funds' independent accountants , providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial statements and financial highlights included in each fund's Annual Report for the fiscal year ended May 31, 2000, filed electronically on the following dates, are incorporated by reference into this SAI:


                                                  Date filed
Fund                      File No.                with SEC
-------------------------------------------------------------------------

Arizona fund             811-6258                 July 24, 2000
Florida fund             811-6129                 July 18, 2000
Massachusetts fund       811-4518                 July 18, 2000
Michigan fund            811-4529                 July 17, 2000
Minnesota fund           811-4527                 July 17, 2000
New Jersey fund          811-5977                 July 24, 2000
Ohio fund                811-4528                 July 18, 2000
Pennsylvania fund        811-5802                 July 13, 2000

The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the reports of the independent accountants, given on their authority as experts in auditing and accounting.





TABLE OF CONTENTS

MISCELLANEOUS INVESTMENT PRACTICES AND RISKS                     II-1
TAXES                                                           II-24
MANAGEMENT                                                      II-27
DETERMINATION OF NET ASSET VALUE                                II-35
HOW TO BUY SHARES                                               II-36
DISTRIBUTION PLANS                                              II-46
INVESTOR SERVICES                                               II-50
SIGNATURE GUARANTEES                                            II-54
SUSPENSION OF REDEMPTIONS                                       II-54
SHAREHOLDER LIABILITY                                           II-55
STANDARD PERFORMANCE MEASURES                                   II-55
COMPARISON OF PORTFOLIO PERFORMANCE                             II-56
SECURITIES RATINGS                                              II-61
DEFINITIONS                                                     II-65


THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a fund's prospectus or part I of this SAI, or by applicable law, the fund may engage in each of the practices described below. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments

The fund may invest in securities of foreign issuers. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of the fund's investments in emerging markets and the availability to the fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

The fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to manage its exposure to foreign currencies. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option.
This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated
securities.   Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default of such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This may be particularly true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which the fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest, and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Floating Rate and Variable Rate Demand Notes

Certain funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

The fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

The fund may also invest in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Structured notes

A fund may be able to invest in so-called structured notes. These securities are generally derivative instruments whose value is tied to an underlying index or other security or asset class. Such structured notes may include, for example, notes that allow a fund to invest indirectly in certain foreign investments which the fund would otherwise would not be able to directly invest often because of restrictions imposed by local laws.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the appropriate state's personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Participation interests (Money Market Funds only). The Money Market Fund may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The Money Market Fund may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Money Market Fund in connection with the arrangement. The Money Market Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. The Money Market Fund does not expect to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of tax-exempt bonds may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The funds may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Restricted Securities

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the funds' Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions.
Depending on their structures, swap agreements may increase or decrease a fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. A fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. The fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.

TAXES

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding.


The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 2000 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisers with respect to the potential application of these new regulations.


MANAGEMENT

Trustees Name (Age)

John A. Hill (58), Chairman and Trustee. Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Snyder Oil Corporation, TransMontaigne Oil Company and various private companies owned by First Reserve Corporation, and Member of the Board of Advisors of Fund Directors.

Jameson A. Baxter (56), Trustee. President, Baxter Associates, Inc. (a management consulting and private investments firm). Director of ASHTA Chemicals, Inc., Banta Corporation (printing and digital imaging), and Ryerson Tull, Inc. (America's largest steel service corporation). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.


+Hans H. Estin (72), Trustee. Chartered Financial Analyst and Vice Chairman, North American Management Corp. (a registered investment adviser).


Ronald J. Jackson (56), Trustee. Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer).


*Paul L. Joskow (53), Trustee. Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology. Director, New England Electric System (a public utility holding company), State Farm Indemnity Company (an automobile insurance company) and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council.


Elizabeth T. Kennan (62), Trustee. President Emeritus and Professor, Mount Holyoke College. Director, Bell Atlantic (a telecommunications company), Northeast Utilities, Talbots (a distributor of women's apparel) and Cambus-Kenneth Bloodstock (a limited liabilities company involved in thoroughbred horse breeding and farming).

*Lawrence J. Lasser (57), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Investment Management, Inc. Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay.


John H. Mullin, III (59), Trustee. Chairman and CEO of Ridgeway Farm. Director of ACX Technologies, Inc. (a company engaged in the manufacture of industrial ceramics and packaging products), Alex. Brown Realty, Inc., The Liberty Corporation (a company engaged in the life insurance and broadcasting industries) and Carolina Power & Light (a utility company).

+Robert E. Patterson (55), Trustee. President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine Trust Company.

*George Putnam III (49), President, Principal Executive Officer and Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director of The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C. Smith (66), Trustee.   Director of Marsh & McLennan Companies, Inc.
and Trident Corp. (a limited partnership with over 30 institutional investors).

W. Thomas Stephens (58), Trustee. President and Chief Executive Officer of MacMillan Bloedel Ltd. (a major forest products company). Director, Qwest Communications, New Century Energies (a public utility company), Trans Canada Pipeliners and Fletcher Challenger Canada.

W. Nicholas Thorndike (67), Trustee. Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer), Bradley Real Estate, Inc. and Providence Journal Co.
Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust), Eastern Utilities Associates and Northeastern University.


Officers Name (Age)


Charles E. Porter (62), Executive Vice President. Managing Director of Putnam Investments, Inc. and Putnam Management.


Patricia C. Flaherty (53), Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.


Gordon H. Silver (53), Vice President. Director and Senior Managing Director of Putnam Investments, Inc. and Putnam Management.


Brett C. Browchuk (37), Vice President. Managing Director of Putnam
Management.


Ian C. Ferguson (43), Vice President. Senior Managing Director of Putnam Investments, Inc. and Putnam Management.

Richard A. Monaghan (46), Vice President. Managing Director of Putnam Investments, Inc., Putnam Management and Putnam Retail Management.


Richard G. Leibovitch (36), Vice President. Managing Director of Putnam Management. Prior to February 1999, Mr. Leibovitch was a Managing Director at J.P. Morgan.


John R. Verani (61), Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.


John D. Hughes (65), Senior Vice President and Treasurer.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management.

Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or directors of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.

Mr. Joskow is not currently an "interested person" of the fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on account of his prior consulting relationship with National Economic Research Associates, Inc., a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., which was terminated as of August 31, 1998. The balance of the Trustees are not "interested persons."

+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

                        -----------------

Certain other officers of Putnam Management are officers of the fund. See "Additional officers" in Part I of this SAI. The mailing address of each of the officers and Trustees is One Post Office Square, Boston,
Massachusetts 02109.


Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc. Prior to September 1998, Mr. Joskow was a consultant to National Economic Research Associates. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation. Prior to April 1996, Mr. Ferguson was CEO at Hong Kong Shanghai Banking Corporation. Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to November 1998, Mr. Monaghan was Managing Director at Merrill Lynch.


Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 1999, the firm serves as the investment manager for the funds in the Putnam Family, with over $289 billion in assets in nearly 12 million shareholder accounts. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 1999, Putnam Management and its affiliates managed $391 billion in assets, including nearly $17 billion in tax-exempt securities and over $99 billion in retirement plan assets.

Putnam Management, Putnam Retail Management and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.

The fund's Trustees, in compliance with rule 17j-1, approve Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award eight times in the past nine years. In 1997 and 1998, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

HOW TO BUY SHARES

General

The prospectus contains a general description of how investors may buy shares of the fund and states whether the fund offers more than one class of shares. This SAI contains additional information which may be of interest to investors.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges. For information about how to purchase class A or class M shares of a Putnam fund at net asset value through an employer-sponsored retirement plan, please consult your employer. Certain purchases of class A shares and class M shares may be exempt from a sales charge or, in the case of class A shares, may be subject to a contingent deferred sales charge ("CDSC"). See "General--Sales without sales charges or contingent deferred sales charges," "Additional Information About Class A and Class M shares," and "Contingent Deferred Sales Charges--Class A shares."

Class B shares and class C shares are sold subject to a CDSC payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class A shares no later than the end of the month eight years after the purchase date, and may, in the discretion of the Trustees, convert to class A shares earlier. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans. See the prospectus that offers class Y shares for more information. Certain purchase programs described below are not available to defined contribution plans. Consult your employer for information on how to purchase shares through your plan.

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, (ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Retail Management.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft. A shareholder may choose any day of the month and, if a given month (for example, February) does not contain that particular date, or if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from investment dealers or from Putnam Retail Management.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Payment in securities. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form. The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales without sales charges or contingent deferred sales charges. The fund may sell shares without a sales charge or CDSC to:

(i) current and retired Trustees of the fund; officers of the fund; directors and current and retired U.S. full-time employees of Putnam Management, Putnam Retail Management, their parent corporations and certain corporate affiliates; family members of and employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

(iii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not offered by tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their spouses and children under age 21 (Putnam Retail Management is regarded as the dealer of record for all such accounts);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at NAV without a wrap fee.

In addition, each of the Putnam funds may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies, and the CDSC will be waived on redemptions of shares arising out of death or post-purchase disability of a shareholder or settlor of a living trust account and on redemptions in connection with certain withdrawals from IRA or other retirement plans and on redemptions to pay premiums for insurance under Putnam's insured investor program. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The fund may sell class A or class M shares at net asset value to members of qualified groups. See "Group purchases of class A and class M shares" below. Class A and class M shares are available without an initial sales charge to "class A qualified benefit plans" and "class M qualified benefit plans," respectively, as described below. See "Qualified benefit plans; Individual account plans" below.

Payments to dealers. Putnam Retail Management may, at its expense, pay concessions in addition to the payments disclosed in the prospectus to dealers which satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

Additional Information About Class A and Class M Shares

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

Putnam Retail Management offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the following table, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

For Growth Funds, Growth and Income Funds and Asset Allocation Funds only:




                                  CLASS A                         CLASS M
                                         Amount of                       Amount of
                          Sales charge   sales charge     Sales charge   sales charge
                          as a           reallowed to     as a           reallowed to
                          percentage     dealers as a     percentage     dealers as a
Amount of transaction     of offering    percentage of    of offering    percentage of
at offering price ($)     price          offering price   price          offering price
----------------------------------------------------------------------------------------
Under 50,000              5.75%          5.00%            3.50%          3.00%
50,000 but under
100,000                   4.50           3.75             2.50           2.00
100,000 but under
250,000                   3.50           2.75             1.50           1.00
250,000 but under
500,000                   2.50           2.00             1.00           1.00
500,000 but under
1,000,000                 2.00           1.75             NONE           NONE
1,000,000 and above       NONE           NONE             NONE           NONE
----------------------------------------------------------------------------------------




For Income Funds only (except for Putnam Intermediate U.S. Government Income Fund and Putnam Preferred Income Fund):




                                  CLASS A                         CLASS M
                                         Amount of                       Amount of
                          Sales charge   sales charge     Sales charge   sales charge
                          as a           reallowed to     as a           reallowed to
                          percentage     dealers as a     percentage     dealers as a
Amount of transaction     of offering    percentage of    of offering    percentage of
at offering price ($)     price          offering price   price          offering price
----------------------------------------------------------------------------------------
Under 50,000              4.75%          4.25%            3.25%          3.00%
50,000 but under
100,000                   4.50           4.00             2.25           2.00
100,000 but under
250,000                   3.50           3.00             1.50           1.25
250,000 but under
500,000                   2.50           2.25             1.00           1.00
500,000 but under
1,000,000                 2.00           1.75             NONE           NONE
1,000,000 and above       NONE           NONE             NONE           NONE
----------------------------------------------------------------------------------------



For Putnam Intermediate U.S. Government Income Fund and Putnam Preferred Income Fund only:




                                  CLASS A                         CLASS M
                                         Amount of                       Amount of
                          Sales charge   sales charge     Sales charge   sales charge
                          as a           reallowed to     as a           reallowed to
                          percentage     dealers as a     percentage     dealers as a
Amount of transaction     of offering    percentage of    of offering    percentage of
at offering price ($)     price          offering price   price          offering price
----------------------------------------------------------------------------------------
Under 100,000            3.25%           3.00%            2.00%          1.80%
100,000 but under
250,000                  2.50            2.25             1.50           1.30
250,000 but under
500,000                  2.00            1.75             1.00           1.00
500,000 but under
1,000,000                1.50            1.25             NONE           NONE
1,000,000 and above      NONE            NONE             NONE           NONE
----------------------------------------------------------------------------------------



For Tax Free Funds only:




                                  CLASS A                         CLASS M
                                         Amount of                       Amount of
                          Sales charge   sales charge     Sales charge   sales charge
                          as a           reallowed to     as a           reallowed to
                          percentage     dealers as a     percentage     dealers as a
Amount of transaction     of offering    percentage of    of offering    percentage of
at offering price ($)     price          offering price   price          offering price
----------------------------------------------------------------------------------------
Under 25,000             4.75%           4.50%            3.25%          3.00%
25,000 but under
50,000                   4.50            4.25             3.25           3.00
50,000 but under
100,000                  4.50            4.25             2.25           2.00
100,000 but under
250,000                  3.75            3.50             1.50           1.25
250,000 but under
500,000                  3.00            2.75             1.00           1.00
500,000 but under
1,000,000                2.00            1.85             NONE           NONE
1,000,000 and above      NONE            NONE             NONE           NONE
----------------------------------------------------------------------------------------


Combined purchase privilege. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"));

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Retail Management.

Cumulative quantity discount (right of accumulation). A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase; and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held by the investor in all of the Putnam funds (except money market funds); and

(b) any shares of money market funds acquired by exchange from other Putnam funds; and

(iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. Interested investors should read the Statement of Intention carefully.

Group purchases of class A and class M shares. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Retail Management, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Retail Management or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Retail Management or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Retail Management. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

Qualified benefit plans; Individual account plans. The terms "class A qualified benefit plan" and "class M qualified benefit plan" mean any employer-sponsored plan or arrangement, whether or not tax-qualified and whether or not Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services, that initially invest at least $1 million or $500,000, respectively, in class A shares or class M shares of the fund and other Putnam funds.

The fund may sell class A shares at net asset value to class A qualified benefit plans and may sell class M shares at net asset value to class M qualified benefit plans.

The table of sales charges in the prospectus applies to sales to employer-sponsored retirement plans that choose not to be treated as class A qualified benefit plans, except that the fund may sell class A shares at net asset value to employee benefit plans, including plans with respect to which separate accounts are maintained for each participant, of employers or of affiliated (as defined in Section 2(a)(3)(C) of the Investment Company Act of 1940) employers which have at least $1 million in assets to whom such plan is made available, in connection with a payroll deduction system of plan funding (or other system acceptable to Putnam Investor Services) by which contributions or account information for plan participation are transmitted to Putnam Investor Services by methods acceptable to Putnam Investor Services.

Additional information about qualified benefit plans is available from investment dealers or from Putnam Retail Management.

Contingent Deferred Sales Charges; Commissions

Class A shares. Except as described below, a CDSC of 0.50% (0.75% in the case of plans with less than $5 million in Putnam funds and other investments managed by Putnam Management or its affiliates) of the total amount redeemed is imposed on redemptions of shares purchased by class A qualified benefit plans if, within two years of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases. Thereafter, such plan is no longer liable for any CDSC. Class A qualified benefit plans whose dealer of record has, with Putnam Retail Management' approval, waived its commission or agreed to refund its commission to Putnam Retail Management in the event a CDSC would otherwise be applicable, are not subject to any CDSC.

Similarly, class A shares purchased at net asset value by any investor other than a class A qualified benefit plan, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, are subject to a CDSC of 1.00% or 0.50%, respectively, if redeemed within the first or second year after purchase, unless the dealer of record waived its commission with Putnam Retail Management' approval. The class A CDSC is imposed on the lower of the cost and the current net asset value of the shares redeemed.

Except as described below for sales to class A qualified benefit plans, Putnam Retail Management pays investment dealers of record commissions on sales of class A shares of $1 million or more, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

On sales at net asset value to a class A qualified benefit plan, Putnam Retail Management pays commissions to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

Different CDSC and commission rates may apply to shares purchased prior to April 15, 1997 and to shares purchased by investment-only plans prior to August 1, 1999.

All shares. Investors who set up an Automatic Cash Withdrawal Plan ("ACWP") for a share account (see "Plans available to shareholders -- Automatic Cash Withdrawal Plan") may withdraw through the ACWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an ACWP and recalculated thereafter on a pro rata basis at the time of each ACWP payment. Therefore, shareholders who have chosen an ACWP based on a percentage of the net asset value of their account of up to 12% will be able to receive ACWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from a fund that pays income distributions monthly) for their periodic ACWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This ACWP privilege may be revised or terminated at any time.

No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under
Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time. Additional waivers may apply to IRA accounts opened prior to February 1, 1994.

Additional Information About Class B Shares

Except as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of a fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management.
For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Municipal Income Fund, which has a 0.25% pre-paid
service fee).   For Putnam Intermediate U.S. Government Income Fund, Putnam
Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund. For money market funds, class B shares may only be purchased as part of an exchange to class B shares of another Putnam fund or from class B shares of another Putnam fund. Class B share purchases for money market funds are not subject to a separate CDSC, but a if a shareholder exchanges class B shares from a non-money market fund to a money market fund and then redeems the class B shares of the money market fund, that redemption will be subject to the CDSC applicable to the class B shares of the non-money market fund. Therefore no up-front commission is paid on sales of class B shares for money market funds. Putnam Retail Management will retain any contingent deferred sales charges imposed on redemptions of class B shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B share sales.

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except that payments to dealers for shares held by class A qualified benefit plans may be made at other rates, as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million or that are class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.

Rate                             Fund
----                             ----

0.25%                            All funds currently making
                                 payments under a
                                 class A distribution plan,
                                 except for those listed
                                 below

0.50% for shares purchased on    Putnam Diversified Equity Trust
or before 7/1/95; 0.25% for
shares purchased after 7/1/95

0.20%                            Putnam Tax-Free High Yield Fund
                                 Putnam Tax-Free Insured Fund

0.20% for shares purchased on    Putnam Balanced Retirement Fund
or before 12/31/89; 0.25% for    Putnam Convertible Income-Growth Trust
shares purchased after 12/31/89  The George Putnam Fund of Boston
                                 Putnam Global Growth Fund
                                 Putnam Global Natural Resources Fund
                                 Putnam Health Sciences Trust
                                 The Putnam Fund for Growth and Income
                                 Putnam Investors Fund
                                 Putnam Vista Fund
                                 Putnam Voyager Fund

0.20% for shares purchased on    Putnam High Yield Trust
or before 3/31/90; 0.25% for     Putnam U.S. Government Income Trust
shares purchased after 3/31/90

0.20% for shares purchased on    Putnam Income Fund
or before 3/31/91; 0.25% for
shares purchased after 3/31/91

0.20% for shares purchased on    Putnam Municipal Income Fund
or before 5/7/92; 0.25% for
shares purchased after 5/7/92

0.15% for shares purchased on    Putnam Michigan Tax Exempt Income Fund
or before 3/9/92; 0.20% for      Putnam Minnesota Tax Exempt Income Fund
shares purchased after 3/9/92    Putnam Ohio Tax Exempt Income Fund

0.15% for shares purchased on    Putnam Massachusetts Tax Exempt Income Fund
or before 5/11/92; 0.20% for
shares purchased after 5/11/92

0.15% for shares purchased on    Putnam New York Tax Exempt Opportunities Fund
or before 7/13/92; 0.20% for
shares purchased after 7/13/92

0.15% for shares purchased on    Putnam California Tax Exempt Income Fund
or before 12/31/92; 0.20% for    Putnam New Jersey Tax Exempt Income Fund
shares purchased after 12/31/92  Putnam New York Tax Exempt Income Fund
                                 Putnam Tax Exempt Income Fund

0.15% for res purchased on       Putnam Arizona Tax Exempt Income Fund
or before 3/5/93; 0.20% for
shares purchased after 3/5/93

0.15% for shares purchased on    Putnam Florida Tax Exempt Income Fund
or before 7/8/93; 0.20% for      Putnam Pennsylvania Tax Exempt Income Fund
shares purchased after 7/8/93

0.00%                            Putnam California Money Market Fund
                                 Putnam Money Market Fund
                                 Putnam New York Money Market Fund
                                 Putnam Preferred Income Fund
                                 Putnam Tax Exempt Money Market Fund

Putnam Retail Management pays service fees to the dealer of record for plans at the rate of up to 0.25% of average net assets, depending on the level of service provided by Putnam Fiduciary Trust Company or its affiliates, by the dealer of record, and by third parties. Service fees are paid quarterly to the dealer of record for that quarter.

Class B shares:

Putnam Retail Management makes quarterly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate                             Fund
----                             ----

0.25% All funds currently making payments under a class B distribution plan, except for those listed below

0.25%, except that the first     Putnam Municipal Income Fund
year's service fees of 0.25%
are prepaid at time of sale

0.25%, except that the first     Putnam Arizona Tax Exempt Income Fund
year's service fees of 0.20%     Putnam California Tax Exempt Income Fund
are prepaid at time of sale      Putnam Florida Tax Exempt Income Fund
                                 Putnam Massachusetts Tax Exempt Income Fund
                                 Putnam Michigan Tax Exempt Income Fund
                                 Putnam Minnesota Tax Exempt Income Fund
                                 Putnam New Jersey Tax Exempt Income Fund
                                 Putnam New York Tax Exempt Income Fund
                                 Putnam New York Tax Exempt Opportunities Fund
                                 Putnam Ohio Tax Exempt Income Fund
                                 Putnam Pennsylvania Tax Exempt Income Fund
                                 Putnam Tax Exempt Income Fund

0.20% for shares purchased on    Putnam Tax-Free Insured Fund
or before 3/31/90; 0.25% for     Putnam Tax-Free High Yield
shares purchased after 3/31/90;
first year's service fees are
prepaid at time of sale

0.00%                            Putnam Money Market Fund

Class C shares:

Putnam Retail Management makes quarterly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record).

Rate                             Fund
----                             ----

1.00% All funds currently making payments under a class C distribution plan, except the fund listed below

0.50%                            Putnam Money Market Fund

Class M shares:

Putnam Retail Management makes quarterly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record).

Rate                             Fund
----                             ----

0.65% All growth and growth and income funds currently making payments under a class M distribution plan

0.45%                            Putnam Diversified Income Trust

0.40% All income and money market funds currently making payments under a class M distribution plan (except for Putnam Diversified Income Trust, Putnam Preferred Income Fund and Putnam Money Market Fund)

0.25%                            Putnam Preferred Income Fund

0.15%                            Putnam Money Market Fund

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 7:00 p.m. Boston time for more information, including account balances.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining Investing
Accounts.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption.
Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the Telephone Exchange Privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the Exchange Privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The Exchange Privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Automatic cash withdrawal plan ("ACWP"). An investor who owns or buys shares of the fund valued at $10,000 or more at the current public offering price may open an ACWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax Qualified Retirement Plans; 403(b) and SEP Plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Retail Management. Shares of the fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Retail Management.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemptions proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for more information on Putnam's signature guarantee and documentation requirements.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and
(B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its
shareholders or to potential investors.   The agencies listed below measure
performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

Lipper, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

CDA/Wiesenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune,
Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance for the utilities industry.

First Boston High Yield Index is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

The Lehman Brothers Aggregate Bond Index is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers
Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

The Lehman Brothers Asset-Backed Securities Index is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

The Lehman Brothers Corporate Bond Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The Lehman Brothers Government Bond Index is an index of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (including mortgage-backed securities) frequently used as a general gauge of the market for fixed-income, government securities.

The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

The Lehman Brothers GNMA Index is an index of GNMA bonds frequently used as a general gauge of the market for GNMA securities.

The Lehman Brothers Intermediate Government Bond Index is an index of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities) with maturities of up to ten years frequently used as a general gauge of the market for intermediate-term, fixed-income, government securities.

The Lehman Brothers Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

The Lehman Brothers Long-Term Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

The Lehman Brothers Mortgage-Backed Securities Index is an index that includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

The Lehman Brothers Municipal Bond Index is an index of long-term, investment-grade, fixed-rate tax-exempt bonds.

The Lehman Brothers Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $50 million.

The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper, Inc.

The Lipper Natural Resources Average is an arithmetic average of the total return of all mutual funds tracked by Lipper, Inc. that invest more than 65% of their equity holdings in the natural resources industries.

The Lipper Tax Exempt Money Market Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper, Inc.

The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

The Merrill Lynch 91-Day Treasury Bill Index is an index that measures the performance of U.S. Treasury bills currently available in the marketplace.

The Merrill Lynch Perpetual Preferred Index is an index of perpetual preferred securities that is commonly used as a general measure of performance for the preferred-stock market.

The Morgan Stanley Capital International Emerging Markets Index is an index of equity securities issued by companies located in emerging markets with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Free Index is an index of equity securities issued by companies located in emerging markets, available to non-domestic investors, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International EAFE Index is an index of equity securities issued by companies located in Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Europe Index is an index of equity securities issued by companies located in one of the 15 European countries, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Pacific Index is an index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Index is an index of global equity securities with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Free Index is an index of global equity securities, available to non-domestic investors, with all values expressed in U.S. dollars.

The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

The Russell 1000 Index is an index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization.

The Russell 1000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 1000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 1000 Index.

The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

The Russell 2000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 2000 Index.

The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

The Russell Midcap Index is an index composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the Russell 1000 total market capitalization.

The Russell Midcap Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks.

The Salomon Brothers Extended Market Index is an index of global equity securities of smaller companies with all values expressed in U.S. dollars.

The Salomon Brothers Long-Term High-Grade Corporate Bond Index is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

The Salomon Brothers Long-Term Treasury Index is an index of U.S.
government securities with maturities greater than 10 years.

The Salomon Brothers World Government Bond Index is an index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan,
Netherlands, Ireland, Spain, Sweden, Switzerland, United Kingdom, United States and Portugal. Country eligibility is determined by market capitalization and investability criteria.

The Salomon Brothers Non-U.S. World Government Bond Index is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

Standard & Poor's 40 Utilities Index is an index of 40 utility stocks.

Standard & Poor's/Barra Value Index is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

In addition, Putnam Retail Management may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management
will use the highest rating assigned by any agency.   Putnam Management
will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes (for Money Market funds only)

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper (for Money Market funds only)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes (for Money Market funds only)

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper (for Money Market funds only)

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

DEFINITIONS

"Putnam Management"              --    Putnam Investment Management, Inc.,
                                       the fund's investment manager.

"Putnam Retail Management"       --    Putnam Retail Management, Inc.
                                       (formerly Putnam Mutual Funds, Corp.),
                                       Corp.), the fund's principal
                                       underwriter.

"Putnam Fiduciary Trust          --    Putnam Fiduciary Trust Company,
Company"                               the fund's custodian.

"Putnam Investor Services"       --    Putnam Investor Services, a division
                                       of Putnam Fiduciary Trust Company,
                                       the fund's investor servicing agent.











PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM FLORIDA TAX EXEMPT INCOME FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
(collectively, the "funds")

FORM N-1A
PART C

OTHER INFORMATION

Item 23. Exhibits

1. Agreement and Declaration of Trust for Arizona fund dated November 9, 1990 --Incorporated by reference to the Arizona fund's Initial Registration Statement.
     Agreement and Declaration of Trust, dated June 27, 1990 for Florida Fund --Incorporated by reference to the Florida fund's Initial Registration Statement.
     Agreement and Declaration of Trust, as amended September 15, 1995 for Massachusetts fund --Incorporated by reference to Post-Effective Amendment No. 15 to the Massachusetts fund's Registration Statement. Agreements and Declarations of Trust, as amended September 15, 1995 for Michigan fund, Minnesota and Ohio -- Incorporated by reference to
     Post-Effective Amendment No. 15   to the Michigan fund's Registration
     Statement.
     Agreement and Declaration of Trust for New Jersey fund dated November 17, 1989 --Incorporated by reference to the New Jersey fund's Initial Registration Statement.
     Agreement and Declaration of Trust dated April 1, 1989 for Pennsylvania fund --Incorporated by reference to the Pennsylvania fund's Initial Registration Statement.


2. By-Laws, as amended through July 21, 2000 for Arizona fund, Florida fund, Massachusetts fund, Michigan fund, Minnesota fund , Ohio fund, New Jersey fund and Pennsylvania fund -- Exhibit 1.


3a.  Portions of Agreement and Declaration of   Trust relating to
     shareholder rights for Arizona fund -- Incorporated by reference to
     Post- Effective Amendment No. 4 to the    Arizona fund's Registration
     Statement.
     Portions of Agreement and Declaration of   Trust relating to
     Shareholder rights for   Florida fund -- Incorporated by reference to
     Post-Effective Amendment No. 4 to the Florida fund's Registration
     Statement.
     Portions of Agreement and Declaration of   Trust relating to
     shareholder rights for   New Jersey fund -- Incorporated by reference
     to Post-Effective Amendment No. 4 to the New Jersey fund's Registration Statement.
     Portions of Agreement and Declaration of   Trust relating to
     Shareholder rights for   Pennsylvania fund -- Incorporated by reference
     to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.
     Portions of Agreements and Declarations of   Trust relating to
     Shareholder rights for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.

3b.  Portions of Bylaws relating to shareholder rights for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Arizona fund's Registration Statement.
     Portions of Bylaws relating to shareholder  rights for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Florida fund's Registration Statement.
     Portions of Bylaws relating to shareholder rights for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Florida fund's Registration Statement.
     Portions of Bylaws relating to shareholder rights for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.
     Portions of Bylaws relating to shareholder rights for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by
     reference to Post-Effective Amendment No.   14 to the respective funds'
     Registration Statement.


4. Management Contract for Arizona fund dated July 16, 1999 -- Incorporated by reference to Post-Effective Amendment No. 10 to the Arizona fund's Registration Statement. Management Contract for Florida fund dated July 1, 1999 -- Incorporated By reference to Post-Effective Amendment No. 10 to the Florida fund's Registration Statement. Management Contract for Massachusetts fund dated July 1, 1999 -- Incorporated by reference to Post-Effective Amendment No. 19 to the Massachusetts fund's Registration Statement.
     Management Contract for Michigan fund dated July 1, 1999 -- Incorporated by reference to Post-Effective Amendment No. 19 to the Michigan fund's Registration Statement.
     Management Contract for Minnesota fund dated July 1, 1999 -- Incorporated by reference to Post-Effective Amendment No. 19 to the Minnesota fund's Registration Statement.
     Management Contract for New Jersey fund dated July 1, 1999 -- Incorporated by reference to Post-Effective Amendment No. 10 to the New Jersey fund's Registration Statement.

     Management Contract for Ohio fund dated July 1, 1999 --
     Incorporated by reference to Post-Effective Amendment No.19 to the Ohio fund's Registration Statement.
     Management Contract for Pennsylvania fund dated July 1, 1999. -- Incorporated by reference to Post-Effective Amendment No. 12 to the Pennsylvania fund's Registration Statement.


5a. Distributor's Contract dated May 6, 1994 for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Arizona fund's Registration Statement.
     Distributor's Contract dated May 6, 1994 for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Florida fund's Registration Statement.
     Distributor's Contract dated May 6, 1994 for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the New Jersey fund's Registration Statement.
     Distributor's Contract dated May 6, 1994 for Pennsylvania fund-- Incorporated by reference to Post-Effective Amendment No. 7 to the Pennsylvania fund's Registration Statement.
     Distributor's Contracts dated May 6, 1994 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 14 to the respective funds' Registration Statement.

5b. Form of Specimen Dealer Sales Contract for Arizona fund-- Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.
     Form of Specimen Dealer Sales Contract for Florida fund-- Incorporated by reference to Post-Effective Amendment No. 2 to the Florida fund's Registration Statement.
     Form of Specimen Dealer Sales Contract for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 2 to the New Jersey fund's Registration Statement.
     Form of Specimen Dealer Sales Contract for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.
     Form of Specimen Dealer Sales Contract for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.


5c. Form of Specimen Financial Institution Sales Contract for Arizona fund-- Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's registration Statement.

     Form of Specimen Financial Institution Sales Contract for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 2 to the Florida fund's Registration Statement.
     Form of Specimen Financial Institution Sales Contract for New Jersey Fund -- Incorporated by reference to Post-Effective Amendment No. 2 to the New Jersey fund's Registration Statement.
     Form of Specimen Financial Institution Sales Contract for Pennsylvania Fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.
     Form of Specimen Financial Institution Sales Contract for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.

6. Trustee Retirement Plan dated October 4, 1996 for Arizona fund, Florida fund, Michigan fund, Minnesota fund, Ohio fund, and New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 9 to the respective funds' Registration Statements.
     Trustee Retirement Plan dated October 4, 1996 for Massachusetts fund -- Incorporated by reference to Post-Effective Amendment No.18 to the Massachusetts fund's Registration Statement.
     Trustee Retirement Plan dated October 4, 1996 for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 11 to the Pennsylvania fund's Registration Statement.

7. Custodian Agreement dated May 3, 1991 as amended July 13, 1992 for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.
     Custodian Agreement dated May 3, 1991, as amended July 13, 1992 for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 2 to the Florida fund's Registration Statement.
     Custodian Agreement dated May 3, 1991 as amended July 13, 1992 for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the New Jersey fund's Registration Statement.
     Custodian Agreement dated May 3, 1991 as amended July 13, 1992 for Pennsylvania fund--Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement. Custodian Agreement dated May 3, 1991 as amended July 13, 1992 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 14 to the respective funds' Registration Statement.

8. Investor Servicing Agreement dated June 3, 1991 for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 1 to the Arizona fund's Registration Statement.
     Investor Servicing Agreement dated June 3, 1991 for Florida -- Incorporated by reference to Post-Effective Amendment No. 2 to the Florida fund's Registration Statement.
     Investor Servicing Agreement dated June 3, 1991 for New Jersey -- Incorporated by reference to Post-Effective Amendment No. 2 to the New Jersey fund's Registration Statement.
     Investor Servicing Agreement dated June 3, 1991 for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Pennsylvania fund's Registration Statement.
     Investor Servicing Agreement dated June 3, 1991 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by Reference to Post-Effective Amendment No. 10 to the respective funds' Registration Statement.

9. Opinion of Ropes & Gray, including consent for Arizona fund -- Incorporated by reference into Post Effective No. 7.
     Opinion of Ropes & Gray, including consent for Florida fund -- Incorporated by reference into Post Effective Amendment No. 7.
     Opinion of Ropes & Gray, including consent for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the New Jersey fund's Registration Statement.
     Opinion of Ropes & Gray, including consent for Pennsylvania fund -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Pennsylvania fund's Registration Statement.
     Opinions of Ropes & Gray, including consents for Massachusetts fund and Ohio fund --Incorporated by reference to Post-Effective Amendment 10 to The respective funds' Registration Statement.
     Opinions of Ropes & Gray, including consents for Michigan fund and Minnesota fund --Incorporated by reference to the respective funds' Initial Registration Statement.

10.  Not applicable.

11.  Not applicable.

12. Investment Letters from Putnam Investments, Inc., dated March 31, 1995 to Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund for Class M shares -- Incorporated by reference to Post-Effective Amendment No. 15 to the respective funds' Registration Statement.
     Investment Letters from Putnam Investments, Inc. dated April 30, 1995 To Florida fund and New Jersey fund for Class M shares -- Incorporated by reference to Post-Effective Amendment No. 6 to the respective funds' Registration Statement.
     Investment Letter from Putnam Investments, Inc. to Arizona fund for Class B shares -- Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.
     Investment Letter for Class A shares from Putnam Investments, Inc. to Pennsylvania fund -- Incorporated by reference to Pre-Effective Amendment No. 1 to the Pennsylvania fund's Registration Statement.

13a. Class A Distribution Plan and Agreement dated March 5, 1992, as amended
     July 15, 1993 for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement. Class A Distribution Plan and Agreement dated July 8, 1993 for Florida Fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the Florida fund's Registration Statement.
     Class A Distribution Plan and Agreement dated July 9, 1993, as amended July 15, 1993 for Massachusetts fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the Massachusetts fund's Registration Statement.
     Class A Distribution Plans dated May 7, 1992, as amended July 15, 1993 For Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.
     Class A Distribution Plan and Agreement dated September 10, 1992, as amended January 1, 1993 for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 4 to the New Jersey fund's Registration Statement.
     Class A Distribution Plan and Agreement dated July 8, 1993 for Pennsylvania fund --Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement.

13b. Class B Distribution Plan and Agreement dated July 15, 1993 for
     Arizona fund --Incorporated by reference to Post-Effective Amendment No. 4 to the Arizona fund's Registration Statement.
     Class B Distribution Plan dated July 8, 1993 for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the Florida fund's Registration Statement.
     Class B Distribution Plan dated January 1, 1993 for New Jersey fund-- Incorporated by reference to Post-Effective Amendment No. 4 to the New Jersey fund's Registration Statement.
     Class B Distribution Plan and Agreement dated July 15, 1993 for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 6 to the Pennsylvania fund's Registration Statement. Class B Distribution Plans and Agreements dated July 14, 1993 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund--Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.

13c. Class M Distribution Plan dated June 30, 1995 for Arizona fund --
     Incorporated by reference to Post-Effective Amendment No. 6   to the
     Arizona fund's Registration Statement.
     Class M Distribution Plan dated April 28, 1995 for Florida fund-- Incorporated by reference to Post-Effective Amendment No. 6 to the Florida fund's Registration Statement.
     Class M Distribution Plan and Agreement dated April 28, 1995 for New Jersey fund --Incorporated by reference to Post-Effective Amendment No. 6 to the Florida fund's Registration Statement.
     Class M Distribution Plans and Agreements dated March 31, 1995 for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund--Incorporated by reference to Post-Effective Amendment No. 15 to the respective funds' Registration Statement.

     Class M Distribution Plan and Agreement dated June 30, 1995 for Pennsylvania fund-Incorporated by reference to Post-Effective No. 9 to The Pennsylvania fund's Registration Statement.


13d. Form of Specimen Dealer Service Agreement for Arizona fund --
     Incorporated by reference to     Post-Effective Amendment No. 5 to the
     Arizona fund's Registration Statement.
     Form of Specimen Dealer Service Agreement for Florida fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the Florida fund's Registration Statement.
     Form of Specimen Dealer Service Agreement for New Jersey fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the New Jersey fund's Registration Statement.
     Form of Specimen Dealer Service Agreement for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 7 to the Pennsylvania fund's Registration Statement.
     Form of Specimen Dealer Service Agreement for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.

13e. Form of Specimen Financial Institution Service Agreement for Arizona fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Arizona fund's Registration Statement.
     Form of Specimen Financial Institution Service Agreement for Florida Fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the Florida fund's Registration Statement.
     Form of Specimen Financial Institution Service Agreement for New Jersey Fund -- Incorporated by reference to Post-Effective Amendment No. 3 to them New Jersey fund's Registration Statement.
     Form of Specimen Financial Institution Service Agreement for Pennsylvania fund -- Incorporated by reference to Post-Effective Amendment No. 7 to the Pennsylvania fund's Registration Statement. Form of Specimen Financial Institution Service Agreement for Massachusetts fund, Michigan fund, Minnesota fund and Ohio fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the respective funds' Registration Statement.


14. Rule 18f-3 Plan -- Arizona fund, Florida fund, Massachusetts fund, Michigan fund, Minnesota fund , Ohio fund, New Jersey fund and Pennsylvania fund - Exhibit 2.

15a. The Putnam Funds Code of Ethics for Arizona fund, Florida fund,
     Massachusetts fund, Michigan fund, Minnesota fund, Ohio fund, New Jerseyfund and Pennsylvania fund -- Exhibit 3.

15b. Putnam Investments Code of Ethics for Arizona fund, Florida fund,
     Massachusetts fund, Michigan fund, Minnesota fund, Ohio fund, New Jersey fund and Pennsylvania fund -- Exhibit 4.


Item 24. Persons Controlled by or under Common Control with Registrants

None.

Item 25. Indemnification

The information required by this item is incorporated by reference to each Registrant's initial Registration Statement on Form N-1A under the Investment Company Act of 1940 File Nos. 811-4531, 811-6129, 811-4518,
811-4529, 811-4527, 811-5977, 811-4528 and 811-5802 for the Arizona,
Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio and
Pennsylvania funds, respectively.




Item 26. Business and Other Connections of Investment Adviser

Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is one Post Office Square, Boston, Massachusetts 02109.

Name                          Non-Putnam business and other connections
----                          -----------------------------------------
Lauren Allansmith             Prior to August 1999, Analyst, Loomis Sayles,
Senior Vice President         One Financial Center, Boston, MA 02111

Blake Anderson                Trustee, Salem Female Charitable Society,
Managing Director             Salem MA 01970

Colleen H. Ball               Prior to July 1998, Human Resources
Assistant Vice President      Representative, Citizens Bank,
                              835 Hanover St., Manchester, NH 03104

Jane N. Barlow                Prior to January 2000, Office Management,
Assistant Vice President      Distinction Resourcing Limited, 2/4 Great
                              Eastern Street, London, EC2A 3NT; Prior to
                              January 1999, Office Manager, D.E. Shaw
                              Securities International, Finsbury Dials,
                              20 Finsbury Street, London, EC3M

Robert R. Beck                Director, Charles Bridge Publishing,
Senior Vice President         85 Main St., Watertown, MA  02172; Board of
                              Overseers, Beth Israel Deaconess Medical
                              Center, 330 Brookline Ave., Boston, MA 02215

Stephen A. Balter             Prior to March 2000, Vice President and
Vice President                Analyst, Pioneer Investment Management,
                              60 State St., Boston, MA 02109

Rob A. Bloemker               Prior to September 1999, Managing Director,
Senior Vice President         Lehman Brothers, 555 California St.,
                              30th floor, San Francisco, CA 94104

Claudio Brocado               Prior to August 1999, independent consultant
Vice President                by Stires, O'Donnell & Co. 12 East 44th St.,
                              New York, NY 10017; Prior to January 1999, independent consultant by Coast Partners,
                              601 California St., San Francisco, CA 94108;
                              Prior to November 1997, Head of Latin America
                              Business Development, Dresdner RCM Global
                              Investors, Four Embarcadero Center,
                              San Francisco, CA 94111

Anna Bulkovshteyn             Prior to July 1999, Quantitative Analyst,
Assistant Vice President      Sun Life Investment Management, 200 King
                              Street West, Toronto, Ontario M5H 3T4 Canada

David N. Burnham              Prior to July 1998, Director - Finance,
Vice President                Fidelity Investments, 82 Devonshire Street,
                              Boston, MA 02109

Richard P. Cervone            Prior to August 1998, Equity Analyst, Loomis,
Vice President                Sayles & Co., One Financial Center,
                              Boston, MA, 02216.

Christopher Ceruolo           Prior to July 1998, Associate, Ropes & Gray,
Assistant Vice President      One International Place, Boston, MA 02110

Mark Chameih                  Prior to May 1999, Vice President, Chase
Vice President                Manhattan, 125 London Wall, London, UK

Bihua Chen                    Prior to July 1998, Research Associate,
Vice President                ProNeuron, Inc., 1531 E. Jefferson St.,
                              Rockville, MD 20847

James Conklin                 Prior to May 2000, Vice President, Lehman
Vice President                Brothers, 3 World Financial Center, New York,
                              NY 10285

C. Beth Cotner                Director, The Lyric Stage Theater,
Senior Vice President         140 Clarendon St., Boston, MA 02116

Rick Cotton                   Prior to August 1999, Manager, Andersen
Vice President                Consulting, 100 William St., Wellesley, MA
                              02481

Lindsey L. Curley             Prior to June 1999, Portfolio Analyst,
Assistant Vice President      Standish, Ayer & Wood, Inc., One Financial
                              Center, Boston, MA 02110.

John R.S. Cutler              Member, Burst Media, L.L.C., 10 New England
Vice President                Executive Park, Burlington, MA 01803

Kenneth Daly                  President, Andover River Rd. TMA, River Road
Managing Director             Transportation Management Association,
                              7 Shattuck Rd., Andover, MA 01810

Michael E. DeFao              Prior to February 2000, Senior Vice President
Assistant Vice President      and General Counsel, UAM Fund Services, Inc.,
                              211 Congress St., Boston, MA 02110

John C. Delano                Prior to July 1998, Senior Foreign Exchange
Vice President                Trader, Nationsbank, 233 So. Wacker Drive,
                              Chicago, IL 60606

Ralph C. Derbyshire           Board Member, MSPCC, 399 Boylston St., Boston,
Senior Vice President         MA; Board Member, Winchester After School
                              Program, Skillings Rd., Winchester, MA

Stephen P. Dexter             Prior to June 1999, Senior Vice President and
Senior Vice President         Senior Portfolio Manger, Scudder Kemper, Inc.
                              One International Place, Boston, MA

Michael G. Dolan              Chairman-Finance Council, St. Mary's Parish,
Assistant Vice President      44 Myrtle St., Melrose, MA  02176; Member,
                              School Advisory Board, St. Mary's School,
                              44 Myrtle St., Melrose, MA 02176

Stephen D. Driscoll           Prior to April 1999, Compliance Analyst, State
Assistant Vice President      Street Bank & Trust, 607 Boylston St., Boston,
                              MA 02116

Edward Driscoll               Prior to September 1999, Equity Trader,
Vice President                Fidelity Research and Management,
                              82 Devonshire St., Boston, MA 02109

Emily Durbin                  Board of Directors, Family Service, Inc.,
Vice President                Lawrence, MA 01840

Karnig H. Durgarian           Board Member, EBRI, Suite 600, 2121 K St.,
Managing Director             N.W., Washington, DC 20037-1896.  Trustee,
                              American Assembly, 122 C. St., N.W., Suite
                              350, Washington, DC 20001

Nathan Eigerman               Trustee, Flower Hill Trust, 298 Marlborough
Senior Vice President         St., #4, Boston, MA 02116

Tony H. Elavia                Prior to September 1999, Executive Vice Senior
Vice President                President, Voyageur Asset Management, 90 S.
                              7th Street, Minneapolis, MN 55402

Lisa V. Emerick               Prior to September 1998, Asian Sales Trader,
Vice President                BWZ Securities Asia, Inc., Citibank Tower,
                              3 Garden Road, Hong Kong

Irene M. Esteves              Board of Director Member, American Management
Managing Director             Association Finance council, 1601 Broadway,
                              New York, NY; Board of Director Member, First
                              Night Boston, 20 Park Plaza, Suite 927,
                              Boston, MA; Board of Director Member, SC
                              Johnson Commercialmarkets, 8310 16th St.,
                              Stutevant, WI 53177; Board of Director Member,
                              Massachusetts Taxpayers Foundation,
                              24 Province St., Boston, MA; Board of Director
                              Member, Mrs. Bairds Bakeries, 515 Jones St.,
                              Suite 200, Fort Worth, Texas 76102

Ian Ferguson                  Trustee, Park School, 171 Goddard Avenue,
Senior Managing Director      Brookline, MA 02146

John Ferry                    Prior to September 1998, Vice President,
Senior Vice President         Scudder Kemper Investments, 101 California
                              St., San Francisco, CA 94111.

Peter M. Fleisher             Prior to July 1999, Senior Vice President,
Senior Vice President         Fleet National Bank, 75 State Street, Boston,
                              MA 02109

Michael J. Fleming            Prior to February 2000, Associate Portfolio
Vice President                Manager, International Equity, DuPont Capital
                              Management, 1 Righter Parkway, Suite 3200,
                              Wilmington, DE 19803

Christopher W. Fox            Prior to May 2000, Senior Consultant, American
Assistant Vice President      Management Systems, 7050 Legato Rd., Fairfax,
                              VA 22033

Henrietta Fraser              Prior to October, 1998, Manager, Fleming
Senior Vice President         Investment Management, 25 Copthall Ave.,
                              London EC2R 7DR

Reto Gallati
Senior Vice President         Prior to March 2000, Head of Bank Risk
                              Management, Director, KPMG LLP, Badenerstrasse
                              172, 8004 Zurich, Switzerland

Matthew R. Gage               Prior to December, 1999, Audit Manager, Ernst
Assistant Vice President      & Young LLP, 200 Clarendon St., Boston, MA
                              02116

Vivek Gandhi                  Prior to October 1999, Vice President,
Vice President                Alliance Capital Management, 1 Findlayson
                              Green, Singapore, India; Prior to November
                              1998, Investment Manager, Aberdeen Asset
                              Management Asia, 21 Church Street, Squire 2,
                              Singapore, India

John H. Gernon                Prior to June 2000, Vice President, Fidelity
Senior Vice President         Investments, Inc., 82 Devonshire St., Boston,
                              MA 02109

John T. Golden                Prior to June 2000, Second Vice President,
Vice President                John Hancock Funds, 101 Huntington Ave.,
                              Boston, MA 02199

Ken S. Gordon                 Prior to July, 1998, Vice President, Union
Vice President                Bank of Switzerland, 2-2-2 Otemachi, Chiyoda-
                              Ku, Tokyo, Japan

Andrew Graham                 Prior to October 1999, Fund Manager, Scottish
Senior Vice President         Widows Investment Management, Port Hamilton,
                              67 Morrison St., Edinburgh, Scotland

J. Peter Grant                Trustee, The Dover Church, Dover, MA 02030
Senior Vice President

Paul E. Haagensen             Director, Haagensen Research Foundation,
Senior Vice President         630 West 168th St., New York, NY  10032

Andrew J. Hachey              Prior to July 1998. Associate, Skadden, Arps,
Assistant Vice President      Slate, Meagher & Flom, LLP, One Beacon Street,
                              Boston, MA 02108

David E. Hamlin               Prior to August 1998, Principal, The Vanguard
Senior Vice President         Group, 100 Vanguard Blvd., Valley Forge, PA
                              19355

Eric N. Harthun               Prior to March 2000, Portfolio Manager, Boston
Vice President                Partners Asset Management, One Financial
                              Center, Boston, MA 02111

Sakiko Hasunuma               Prior to October 1999, Office Manager, Rexall
Vice President                Showcase Japan, Inc., 30-20-02 Nishi-Shinjuku
                              160-8001, Tokyo, Japan.  Prior to April 1998,
                              Head of Human Resources and Office Manager,
                              Burson-Marsteller, 6 Kojimachi 1-Chome,
                              Chiyoda-ku, Tokyo 102 Japan

Deborah R. Healey             Corporator, New England Baptist Hospital,
Senior Vice President         125 Parker Hill Ave., Boston, MA 02120;
                              Director, NEB Enterprises, 125 Parket Hill
                              Ave., Boston, MA 02120

Karen Herold                  Prior to May 2000, Research Analyst,
Assistant Vice President      PricewaterhouseCoopers LLP, One Post Office
                              Square, Boston, MA 02109.  Prior to February
                              1999, Senior Information Specialist, Fidelity
                              Investments, One Spartan Way, Merrimack, NH
                              03054

Jonathan S. Horwitz           Prior to August 1998, Vice President -
Senior Vice President         Corporate Planning, Keystone Group,
                              200 Berkely St., Boston, MA 02116

Joseph Hosler                 Prior to February 2000, Vice President,
Vice President                Independent Investment Associates, 53 State
                              St., Boston, MA 02109

Ronald Hua                    Prior to August 1999, Quantitative Analyst,
Vice President                Fidelity Investments, 82 Devonshire St.,
                              Boston, MA 02109

Eric A. Hutcherson            Prior to March 2000, Professional Development
Vice President                Manager, Lotus Development Corp., 55 Cambridge
                              Parkway, Cambridge, MA 02142

Hitoshi Inoue                 Prior to February 1999, General Manager/Mutual
Vice President                Fund Sales, Baring Asset Management (Japan)
                              Limited, 11-A1 Imperial Tower, 1-1-1
                              Uchisaiwai-cho, Chiyoda-ku, Tokyo, Japan.
                              Prior to December 1998, Assistant General manager/Institutional Investors Services
                              Department, New Japan Securities co., Ltd., 3-
                              11 Kanda-Surugadai, Chiyoda-ku, Tokyo, Japan

Takeshi Itai                  Prior to March 2000, Vice President and Client
Senior Vice President         Portfolio Manager, Chase Trust Bank Tokyo,
                              5-2-20- Akasaka, Minato-ku, Tokyo 107-6113

Daniel P. Johansson           Prior to September 1998, Analyst, William
Assistant Vice President      Mercer Investment Consulting, 200 Clarendon
                              St., Boston, MA 02116

Amrit Kanwal                  Prior to August 1999, Vice President,
Managing Director             Corporate Development and Strategy, Sequa
                              Corporation, 200 Park Avenue, New York, NY
                              10166

Susan E. Kasok                Prior to September 1998, Account Manager,
Assistant Vice President      Custody, Brown Brothers Harriman & Corp.,
                              40 Water St., Boston, MA 02109

Hiroshi Kato                  Prior to August 1998, Manager, Senior Analyst,
Vice President                Daiwa Institute of Research, 15-6 Fuyuki,
                              Koutou-ku, Tokyo, 135-8460

Jeffrey Kaufman               Prior to July 1998, Vice President and
Senior Vice President         Portfolio Manager, MFS Investment Management,
                              500 Boylston St., Boston, MA 02116

Kevin J. Keleher              Prior to August 1998, Support Manager, Digital
Vice President                Equipment Co., 111 Powder Mill Rd., Maynard,
                              MA 01754

Charles H. Krahmer            Prior to March 2000, Unit Manager and Business
Assistant Vice President      Analyst, Brown Brothers Harriman & Co.,
                              40 Water St., Boston, MA 02109

Jason A. Kritzer              Prior to February 1999, Audit Consultant,
Assistant Vice President      Digital Equipment Corp., 111 Powder Mill Rd.,
                              Maynard, MA 01754

Alexander V. Kozhemiakin      Prior to May 1999, Emerging Markets Sovereign
Vice President                Analyst, Aeltus Investment Management, 242
                              Trumball St., Hartford, CT 06103

Deborah F. Kuenstner          Director, Board of Pensions, Presbyterian
Managing Director             Church, 1001 Market St., Philadelphia, PA

Lawrence J. Lasser            Director, Marsh & McLennan Companies, Inc.,
President, Director           1221 Avenue of the Americas, New York, NY
and Chief Executive           10020; Board of Governors and Executive
                              Committee, Investment Company Institute, 1401
                              H. St., N.W. Suite 1200, Washington, DC 20005;
                              Board of Overseers, Museum of Fine Arts, 465
                              Huntington, Ave., Boston, MA 02115; Trustee,
                              Beth Israel Deaconess Medical Center, 330
                              Brookline Ave., Boston, MA; Member of the
                              Council on Foreign Relations, 58 East 68th
                              St., New York, NY 10021; Member of the Board of Directors of the United Way of Massachusetts Bay, 245 Summer St., Suite 1401,
                              Boston, MA 02110; Trustee of the Vineyard Open
                              Land Foundation, RFD Box 319X, Vineyard Haven,
                              MA 02568

Gordon R. Lawrence            Prior to July 1999, summer associate, J.P.
Assistant Vice President      Morgan Investment Management, 522 Fifth Ave.,
                              New York, NY 10009, Prior to July, 1997,
                              Associate Lehman Brothers, 3 World Financial
                              Center, New York, NY 10285

Maura W. Leddy                Prior to October 1998, Bookkeeper,
Vice President                Davol/Taunton Printing, 330 Winthrop Street
                              Taunton, MA 02780.

Richard G. Leibovitch         Prior to February 1999, Managing Director,
Managing Director             J.P. Morgan, 60 Wall St., New York, NY 10260

Angelo M. Lobosco             Prior to February 2000, Account Portfolio
Vice President                Analyst, Fidelity Investments, 82 Devonshire,
                              Boston, MA 02109

Noboru Machida                Prior to October 1998, Senior Analyst, The
Vice President                Nikko Research Center Ltd., Nihonbashi
                              Kayabacho, Chuou-ku Tokyo, Japan 103

Kevin Maloney                 Institutional Director, Financial Management
Managing Director             Association, University of South Florida,
                              College of Business Administration, Suite
                              3331, Tampa, FL 33620

Sarah Marshall                Prior to August 1999, Associate, McKinsey &
Vice President                Company, Inc., 55 E. 52nd St., New York, NY
                              10010

Erwin W. Martens              Prior to October 1999, Global HSAP, Lehman
Managing Director             Brothers, 3 World Financial Center, New York,
                              NY 10281

Yumiko Matsubara              Prior to August 2000, Senior Consultant, Ernst
Assistant Vice President      & Yong Global Financial Services, 223
                              Uchisaiwai-Cho, Chiyoda-ku, Tokyo, Japan
                              100-0011

Nicholas J. Melhuish          Prior to August 1999, Assistant Director of
Vice President                Schroder Investment Management, 31 Gresham
                              St., London, England ECZV8AQ

Krishna Memani                Prior to September 1998, Principal, Morgan
Managing Director             Stanley & Co., 1585 Broadway, New York, NY
                              10039

Peter V. Meyer                Prior to July 1999, Conseco Capital
Vice President                Management, 11825 N. Pennsylvania Ave.,
                              Carmel, IN 46032

James P. Miller               Prior to May 2000, Managing Director, Bear
Senior Vice President         Stearns & Co., Inc., 245 Park Avenue, New
                              York, NY 10067

Stacy M. Mills                Prior to April 1999, Vice President, Manager-
Vice President                Financial Accounting and Internal Reporting,
                              State Street Corporation, 225 Franklin Street,
                              Boston, MA 02110

Ronald L. Mintz               Prior to December 1999, Director of Research,
Vice President                Stone & Youngberg LLC, 50 California St., San
                              Francisco, CA 94411

Reena Mithal                  Prior to July 1999, Vice President, Deutsche
Vice President                Bank Securities, 31 W. 52nd Street., New York,
                              NY 10019

Jeanne L. Mockard             Trustee, The Bryn Mawr School, 109 W. Melrose
Senior Vice President         Avenue, Baltimore, MA 21210

Colin Moore                   Prior to June 2000, Chief Investment Officer,
Managing Director             Rockefeller & Co., Inc., 30 Rockefeller Plaza,
                              New York, NY 10112

Dirk Morris                   Prior to October 1999, Vice President-Global
Managing Director             Strategist, Bankers Trust, Chifley Tower,
                              Sydney NSW 2000 Australia

Kathleen M. Moynihan          Prior to August 1999, Attorney, Bell, Boyd &
Assistant Vice President      Loyd, 70 W. Madison St., Chicago, IL 60602

Donald E. Mullin              Corporate Representative and Board Member,
Senior Vice President         Delta Dental Plan of Massachusetts, 10
                              Presidents Landing, P.O. Box 94104, Medford,
                              MA 02155

Patricia Mullen               Prior to April 2000, Account Manager,
Assistant Vice President      Investors Bank & Trust, 200 Clarendon Street,
                              Boston, MA 02116

Jennifer P. Murphy            Prior to September 1999, Managing Director,
Managing Director             Morgan Stanley, 1585 Broadway, New York, NY
                              10036

Kevin F. Murphy               Prior to December 1999, Managing Director,
Senior Vice President         BankBoston N.A., 210 Berkeley St., Boston, MA
                              02116

Philip M. Murphy              Prior to June 1999, Marketing and Client
Assistant Vice President      Relations Association, GE Investments, 3003
                              Summer Street, Stamford, CT 06904

Toshio Nagashima              Prior to July 1999, General Manager, Product
Managing Director             Dept., Investment Trust Preparation, Sumitomo
                              Bank, 1-3-2- Marunouchi, Chiyoda-ku, Tokyo
                              100-0005 Japan

Jonathan M. Nash              Prior to April 2000, European Sales Manager,
                              M.F.S. International U.K. Ltd., One Angel
                              Court, London, England EC2R 7HJ

Maria Julia Nisbet            Prior to May 1999, Project Manager, Cisalpina
Assistant Vice President      Gestioni, Via Boito, 10, Milan, Italy 20121

Nancy O'Brien                 Prior to September 1999, Manager Corporate
Assistant Vice President      Disbursements, Fidelity Investments, 82
                              Devonshire St., Boston, MA 02129

Teresa O'Day                  Prior to April 1999, Operations Manager,
Vice President                Compaq Computer Corp., 334 South Street,
                              Shrewsbury, MA 01545

Carolyn S. O'Reilly           Prior to February 2000, Senior Auditor,
Vice President                Deloitte & Touche, 1 Capital Place, P.O. Box
                              1787 GT, George Town, Grand Cayman, Cayman
                              Islands, B.W.I. and prior to December 1998,
                              Senior Auditor, Deloitte & Touche, 222
                              Berkeley St., Boston, MA 02116

Dennis E. O'Rourke            Prior to March 2000, Analyst, BankBoston N.A.,
Vice President                210 Berkeley St., Boston, MA 02116

Stephen M. Oristaglio         Prior to July 1998, Managing Director Global
Senior Managing Director      Head of Fixed Income, Swiss Bank Corp/UBS
                              Organization, 222 Broadway, New York, NY 10022

Jeffrey F. Peters             Prior to June 1999, Principal, McKinsey &
Managing Director             Company, 75 Park Plaza, Boston, MA 02116

Gregory L. Pickard            Prior to February 2000, Associate, Kirkpatrick
Assistant Vice President      & Lockhart LLP, 75 State Street, Boston, MA
                              02109

Keith Plapinger               Chairman and Trustee, Advent School,
Vice President                17 Brimmer St., Boston, MA 02108

Lisa M. Platia                Prior toDecember 1999, Vice President, Windham
Assistant Vice President      Capital Management, 5 Revere St., Cambridge MA
                              02138

Charles E. Porter             Trustee, Anatolia College, 130 Bowdoin St.,
Executive Vice President      Suite 1201, Boston, MA 02108; Governor, Handel
                              & Hayden Society, Horticulture Hall, 300
                              Massachusetts Ave., Boston, MA 02115

Quintin R.S. Price            Prior to December 1998, Corporate Development
Managing Director             Director, The Boots Company PLC, Group
                              Headquarters, Nottingham NG2 3AA England;
                              Prior to June 1998, Managing Director of Pan
                              European Equities and Global Head of Research,
                              HSBC Investment Bank PLC, Thames Exchange, 10
                              Queen St Place, London, EC4R 1BL

George Putnam                 Chairman and Director, Putnam Mutual Funds
Chairman and Director         Corp.; Director, The Boston Company, Inc., One
                              Boston Place, Boston, MA 02108; Director,
                              Boston Safe Deposit and Trust Company, One
                              Boston Place, Boston, MA 02108; Director,
                              Freeport-McMoRan, Inc., 200 Park Avenue, New
                              York, NY 10166; Director, General Mills, Inc.,
                              9200 Wayzata Boulevard, Minneapolis, MN
                              55440; Director, Houghton Mifflin Company, One
                              Beacon Street, Boston, MA 02108; Director,
                              Marsh & McLennan Companies, Inc., 1221 Avenue of the Americas, New York, NY 10020;
                              Director, Rockefeller Group, Inc., 1230 Avenue of the Americas, New York, NY 10020; Trustee,
                              Massachusetts General Hospital, Fruit Street,
                              Boston, Ma 02114; McLean Hospital 115 Mill
                              St., Belmont, MA 02178; The Colonial
                              Williamsburg Foundation, Post Office Box 1776,
                              Williamsburg, VA 23187; The Museum of Fine
                              Arts, 465 Huntington Avenue, Boston, MA 02115;
                              WGBH Foundation, 125 Western Avenue, Boston,
                              MA 02134; The Nature Conservancy, Post Office
                              Square Building, 79 Milk St., Suite 300,
                              Boston, MA 02109; Trustee, The Jackson
                              Laboratory, 600 Main St., Bar Harbor, ME

Nadine McQueen-Reed           Prior to March, 1999, Key Account Executive,
Assistant Vice President      Fidelity Investments, 130 Tonbridge Road,
                              Hildenborough, Kent, England, TN11 9DZ

Thomas V. Reilly              Trustee, Knox College, 2 East South St.,
Managing Director             Galesburg, IL 61401

Kevin J. Rogers               Prior to September 1998, Managing Director-
Senior Vice President         Portfolio Manager, Invesco, NY Organization,
                              1066 Avenue of the Americas, New York, NY
                              10036

Brian C. Rose                 Prior to April 2000, Equity Analyst, Loomis,
Assistant Vice President      Sayles & Co. Lp, 1 Financial Center, Boston,
                              MA 02111

Paul M. Rotell                Prior to June 1999, Manager, Kraft Foods,
Assistant Vice President      800 Westchester Ave., Rye Brook, NY 10573

Jeff B. Sacknowitz            Prior to November 1999, Investment Associate,
Vice President                Independence Investment Associates, 53 State
                              St., Boston, MA 02109

Paul D. Scanlon               Prior to October 1999, Senior Vice President,
Vice President                Olympus Healthcare Group, 775 Trapelo Road,
                              Waltham, MA 02452

Justin M. Scott               Director, DSI Proprieties (Neja) Ltd., Epping
Managing Director             Rd., Reydon, Essex CM19 5RD

Jean I. Sievert               Prior to October 1998, Vice President, Salomon
Senior Vice President         Smith Barney, Seven World Trade Center, New
                              York, NY 10048

Gordon H. Silver              Trustee, Wang Center for the Performing Arts,
Managing Director             270 Tremont St., Boston, MA 02116

David M. Silk                 Member of Board of Directors, Jobs for Bay
Senior Vice President         State Graduates, 451 Andover St., Suite 305,
                              North Andover, MA 01845

Luke Smith                    Prior to December 1999, Quantitative Systems
Assistant Vice President      Analyst, Colonial Management, One Financial
                              Center, Boston, MA 02111

Steven Spiegel                Director, Ultra Diamond and Gold Outlet, 29
Senior Managing Director      East Madison St., Suite 1800, Chicago, IL
                              60602; Director, FACES New York University
                              Medical Center, 550 First Avenue, New York, NY
                              10016; Trustee, Babson College, One College
                              Drive, Wellesley, MA 02157

Raman Srivastava              Prior to July 1999, Market Risk Analyst, Bank
Assistant Vice President      of Nova Scotia, 20 King St., W., Toronto, ON

James D. St. John             Prior to July 1998, Investment Analyst,
Assistant Vice President      University of Rochester, Rochester, NY 14627

Toshifumi Sugimoto            Prior to October 1998, Portfolio Manager,
Senior Vice President         Deputy General Manager, Nikko Securities
                              Investment Trust & Management, Fixed Income
                              Department, 4-3 Nihonbashi, Hakozakicho,
                              Chuou-ku, Tokyo, Japan, 103-0015

Brendan C. Sullivan           Prior to February 2000, Revenue Manager,
Assistant Vice President      Boston Financial Data Services, Inc., 2
                              Heritage Drive, Quincy, MA 02171

William J. Sullivan           Prior to June 1999, Executive Director, SBC
Senior Vice President         Warburg Dillion Read, 677 Washington Blvd,
                              Stamford, CT, 06901

Toshiaki Tanaka               Prior to March 2000, General Manager, United
Vice President                Asset Management Japan, 1-1-1 Uchisaiwai Cho,
                              Chiyoda-ku, Tokyo100-0011 Japan.  Prior to
                              August 1999, Senior Fund Manager, Gartmore
                              Investment PLC, 1-13-5 Kudankita, Chiyoda-ku,
                              Tokyo 102 Japan

John C. Talanian              Member of Board of Directors, the Japan
Managing Director             Society of Boston, One Milk Street, Boston, MA
                              02109

Nicole J. Thorpe              Prior to February 1999, President/Owner,
Assistant Vice President      Thorpe Resources, P.O. Box 1895, Brockton, MA
                              02301

Robert J. Ullman              Prior to September, 1998, Assistant Vice
Vice President                President, State Street Bank, Two
                              International Place, Boston, MA 02109

Joel Velazquez                Prior to March 2000, Senior Financial Analyst,
Assistant Vice President      First Boston Financial Group, 100 Federal St.,
                              Boston, MA 02119

Stephen W. Vandermark         Prior to March 2000, Vice President,
Senior Vice President         Quantitative Analytics, Lehman Brothers, 3
                              World Financial Center, New York, NY 10285

Christopher C. Watt           Prior to July 1999, Finance Manager, Procter &
Vice President                Gamble, 1 Procter & Gamble Plaza, Cincinnati,
                              OH 45202

James C. Wiess                Prior to April 2000, Portfolio Manager, J.P.
Senior Vice President         Morgan, 60 Wall St., New York, NY 10005

Eric Wetlaufer                President and Member of Board of Directors,
Managing Director             The Boston Security Analysts Society, Inc.,
                              100 Boylston St., Suite 1050, Boston, MA 02110

Edward F. Whalen              Member of the Board of Directors, Hockomock
Senior Vice President         Area YMCA, 300 Elmwood St., North Attleboro,
                              MA 02760

Kelly A. Woolbert             Prior to November 1999, Investment Analyst,
Vice President                MetLife Investment Services, 99 High Street,
                              Boston, MA 02110

Edmund F. Wright Jr.          Prior to July 1998, Controller, CBE
Vice President                Technologies, Inc., 50 Redfield St., Boston,
                              MA 02122

Richard P. Wyke               Director, Salem YMCA, One Sewall St., Salem,
Senior Vice President         MA 01970



Item 27.  Principal Underwriter

(a) Putnam Mutual Funds Corp. is the principal underwriter for each of the following investment companies, including the Registrant:

Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asia Pacific Growth Fund, Putnam Asset Allocation Funds, Putnam Balanced Retirement Fund, Putnam California Tax Exempt Income Fund, Putnam California Tax Exempt Money Market Fund, Putnam Capital Appreciation Fund, Putnam Convertible Income-Growth Trust, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Growth Fund, Putnam Florida Tax Exempt Income Fund, Putnam Funds Trust, The George Putnam Fund of Boston, Putnam Global Equity Fund, Putnam Global Governmental Income Trust, Putnam Global Growth Fund, Putnam Global Natural Resources Fund, The Putnam Fund for Growth and Income, Putnam Growth and Income Fund II, Putnam Health Sciences Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, Putnam Intermediate U.S. Government Income Fund, Putnam International Growth Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Money Market Fund, Putnam New York Tax Exempt Opportunities Fund, Putnam Ohio Tax Exempt Income Fund, Putnam OTC & Emerging Growth Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Preferred Income Fund, Putnam Strategic Income Fund, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam Tax Smart Funds Trust, Putnam U.S. Government Income Trust, Putnam Utilities Growth and Income Fund, Putnam Variable Trust, Putnam Vista Fund, Putnam Voyager Fund, Putnam Voyager Fund II.

(b) The directors and officers of the Registrant's principal underwriter are listed below. None of the officers are officers of the Registrant except:

Name                       Position and Offices with Registrant

Richard Monaghan           Vice President
George Putnam              Chairman and President
Gordon Silver              Vice President

The principal business address of each person is One Post Office Square, Boston, MA 02109:


Name                                              Position and
                                             Offices with Underwriter
---------------------------------------------------------------------------
Alberts,Richard W.                           Asst. Vice President
Alexander,Michael R.                         Vice President
Allouise,Donna A.                            Asst. Vice President
Alpaugh,Christopher S.                       Senior Vice President
Altomare,Mario P.                            Vice President
Asher,Steven E.                              Senior Vice President
Avery,Scott A.                               Senior Vice President
Aymond,Christian E.                          Senior Vice President
Aymond,Colin C.                              Vice President
Babcock III,Warren W.                        Senior Vice President
Ball,Colleen H. Asst.                        Vice President
Baltimore,Mark H.W.                          Vice President
Barlow,Jane                                  Asst. Vice President
Barnett,William E.                           Asst. Vice President
Barrett,Thomas                               Vice President
Battit,Suzanne J                             Senior Vice President
Beatty,Steven M.                             Senior Vice President
Bent,John J.                                 Senior Vice President
Beringer,Thomas C.                           Vice President
Bettencourt,Jennifer L.                      Asst. Vice President
Boester,Eric C.                              Vice President
Boneparth,John F.                            Managing Director
Bouchard,Keith R.                            Senior Vice President
Bradford Jr.,Linwood E.                      Managing Director
Bresnahan,Leslee R.                          Managing Director
Brockelman,James D.                          Senior Vice President
Brookman,Joel S.                             Vice President
Brown,Timothy K.                             Senior Vice President
Buckner,Gail D.                              Senior Vice President
Bunker,Christopher M.                        Vice President
Burnham,David N.                             Vice President
Burrill,Gregory J.                           Vice President
Buzzell,Paul F.                              Vice President
Cabana,Susan D.                              Senior Vice President
Cahill,James J.                              Asst. Vice President
Cartwright,Patricia A.                       Asst. Vice President
Casey,David M.                               Vice President
Castle Jr.,James R.                          Senior Vice President
Chapman,Frederick                            Vice President
Chase,Mary Claire                            Senior Vice President
Chrostowski,Louis F.                         Senior Vice President
Church,Daniel J.                             Vice President
Clark,Richard B.                             Senior Vice President
Clermont,Mary                                Vice President
Collette,A. Joseph                           Asst. Vice President
Collman,Kathleen M.                          Sr Managing Director
Commane,Karen L.                             Asst. Vice President
Coneeny,Mark L.                              Managing Director
Connelly,Donald A.                           Senior Vice President
Connolly,William T.                          Managing Director
Corbett,Dennis                               Vice President
Corvinus,F. Nicholas                         Senior Vice President
Cote,Marie C.                                Asst. Vice President
Cotto,Stephen P                              Asst. Vice President
Cotton,Rick                                  Vice President
Crane III,George H.                          Senior Vice President
Cristo,Chad H.                               Senior Vice President
Critchell Jr.,D.Alan                         Vice President
Curran,Peter J.                              Senior Vice President
Dahill,Jessica E.                            Vice President
Daly,Kenneth L.                              Managing Director
Daylor,Donna M.                              Vice President
Days,Nancy M.                                Asst. Vice President
DeFao,Michael E.                             Asst. Vice President
Deluse,Laura R.                              Asst. Vice President
DiRe,Lisa M.                                 Asst. Vice President
Diaz,Roger                                   Vice President
Divney,Kevin M.                              Senior Vice President
Dolan,Michael G.                             Vice President
Donaldson,Scott M.                           Senior Vice President
Durbin,Emily J.                              Vice President
Durkee,Christine                             Vice President
Edlin,David B.                               Managing Director
Eidelberg,Kathleen E.                        Asst. Vice President
Elder,Michael D.                             Senior Vice President
Emhof,Joseph R.                              Vice President
English,James M.                             Senior Vice President
Esposito,Vincent                             Managing Director
Esteves,Irene M.                             Sr Managing Director
Favaloro,Beth A.                             Vice President
Fishman,Mitchell B.                          Senior Vice President
Fiumara,Joseph C.                            Vice President
Flaherty,Patricia C.                         Senior Vice President
Fleisher,Kate                                Vice President
Fleming,Ellen E.                             Asst. Vice President
Foley,Timothy P.                             Vice President
Foran,Carey L.                               Vice President
Franjul,Sayuri J.                            Asst. Vice President
Frost,Karen T.                               Senior Vice President
Gage,Matthew R.                              Asst. Vice President
Gallati,Reto                                 Senior Vice President
Gernon,John H.                               Senior Vice President
Gibbs,Stephen C.                             Vice President
Goodfellow,Mark D.                           Vice President
Goodman,Robert                               Managing Director
Gould,Carol J.                               Asst. Vice President
Grace,Linda K.                               Vice President
Grant,Mitchell T.                            Managing Director
Graviere,Patrice                             Senior Vice President
Grey,Eric M.                                 Vice President
Guerin,Donnalee                              Vice President
Hachey,Andrew J                              Asst. Vice President
Hadley,Christopher                           Asst. Vice President
Halloran,James E.                            Vice President
Halloran,Thomas W.                           Senior Vice President
Harring,Linda                                Senior Vice President
Harrington,Shannon W.                        Vice President
Hartig,Robert                                Vice President
Hasunuma,Sakiko                              Vice President
Hayes-Castro,Deanna R.                       Vice President
Heller,Kim G. Asst.                          Vice President
Holland,Julie E. Asst.                       Vice President
Holmes,Maureen A.                            Vice President
Horwitz,Jonathan S.                          Senior Vice President
Hotchkiss,Michael F.                         Senior Vice President
Howes,Douglas E.                             Vice President
Hurley,William J.                            Managing Director & CFO
Hutcherson,Eric A.                           Vice President
Hutchins,Robert B.                           Vice President
Inoue,Hitoshi                                Vice President
Itai,Takeshi                                 Senior Vice President
Jackman,Sean R.                              Asst. Vice President
Jacobsen,Dwight D.                           Managing Director
Jones,Thomas A.                              Senior Vice President
Kaminsky,Gregory C.                          Vice President
Kanwal,Amrit                                 Managing Director
Kapinos,Peter J.                             Vice President
Keith,Pamela J.                              Asst. Vice President
Keleher,Kevin J.                             Vice President
Kelley,Brian J.                              Senior Vice President
Kelly,David                                  Vice President
Kennedy,Alicia C.                            Vice President
Kinsman,Anne                                 Senior Vice President
Kircher,Richard T.                           Asst. Vice President
Kirk,Deborah H.                              Senior Vice President
Koontz,Jill A.                               Senior Vice President
Kringdon,Joseph D.                           Senior Vice President
LaPierre,Christopher W                       Asst. Vice President
Landers,Bruce M.                             Vice President
Lane,Linda L.                                Asst. Vice President
Lathrop,James D.                             Senior Vice President
Lawlor,Stephanie T.                          Vice President
Leary,Joan M.                                Vice President
Leipsitz,Margaret                            Vice President
Lemire,Kevin                                 Senior Vice President
Levy,Eric S.                                 Senior Vice President
Levy,Norman S.                               Vice President
Lewandowski,Edward V.                        Senior Vice President
Li,Mei                                       Asst. Vice President
Lieberman,Samuel L.                          Senior Vice President
Lilien,David R.                              Vice President
Linquata,Louis K.                            Asst. Vice President
Loew,Christopher R.                          Asst. Vice President
Lord,Caroline F.                             Asst. Vice President
Lucey,Robert F.                              Director
Lucey,Thomas J.                              Director
MacDonald,Richard A.                         Senior Vice President
Maloof,Renee L.                              Asst. Vice President
Mancini,Jane M.                              Managing Director
Mann,Ellen M.                                Asst. Vice President
Martens,Erwin W.                             Managing Director
Mata,Michael A.                              Senior Vice President
McAvoy,Bridget                               Vice President
McCarthy,Anne B.                             Asst. Vice President
McConville,Paul D.                           Senior Vice President
McCracken,Brian                              Vice President
McCutcheon,Bruce A                           Senior Vice President
McDermott,Robert J.                          Vice President
McNamee,Mary G.                              Vice President
Meagher,Dorothy B.                           Vice President
Michejda,Marek A.                            Vice President
Miller,Gregory T.                            Vice President
Miller,Jeffrey M.                            Managing Director
Mills,Stacy M.                               Vice President
Minsk,Judith                                 Vice President
Monaghan,Richard A.                          Director
Monahan,Kimberly A.                          Vice President
Moody,Paul R.                                Senior Vice President
Moret,Mitchell L.                            Senior Vice President
Morey,John P.                                Senior Vice President
Mosher,Barry L.                              Vice President
Moynihan,Kathleen M.                         Asst. Vice President
Mullen,Donald E.                             Senior Vice President
Mullen,Patricia                              Asst. Vice President
Munson,Brian D.                              Vice President
Murphy Jr.,Kenneth W.                        Vice President
Murray,Brendan R.                            Senior Vice President
Nadherny,Robert                              Senior Vice President
Nagashima,Toshio                             Managing Director
Nash,Jonathan M.                             Vice President
Natale,Lisa A.                               Asst. Vice President
Neary,Ellen R.                               Vice President
Newell,Amy Jane                              Vice President
Nickodemus,John P.                           Senior Vice President
Nicolazzo,Jon C.                             Vice President
Nisbet,M. Julia                              Asst. Vice President
O'Brien,Lois C.                              Senior Vice President
O'Brien,Nancy M.                             Asst. Vice President
O'Brien,Wendy R.                             Asst. Vice President
O'Connell,Gayle M.                           Vice President
O'Connor,Brian P.                            Vice President
O'Connor,Matthew P.                          Vice President
O'Day,Teresa S.                              Vice President
O'Reilly,Carolyn S.                          Vice President
Orr,Kevin                                    Vice President
Palmer,Patrick J.                            Vice President
Pampliega,Carlos                             Senior Vice President
Panek,Raymond S.                             Asst. Vice President
Parker,Michael T.                            Asst. Vice President
Parr,Cynthia O.                              Senior Vice President
Perkins,Erin M.                              Asst. Vice President
Peters,Jeffrey F.                            Managing Director
Petitti,Joseph P.                            Vice President
Petralia,Randolph S.                         Senior Vice President
Phoenix,John G.                              Senior Vice President
Phoenix,Joseph                               Managing Director
Pickard,Gregory L.                           Asst. Vice President
Plapinger,Keith                              Senior Vice President
Powers,Brian S.                              Vice President
Puddle,David G.                              Senior Vice President
Pulkrabek,Scott M.                           Vice President
Putnam,George                                Director
Quinn,Patrick J. Asst.                       Vice President
Reed,Frank C.                                Vice President
Reed,Nadine McQueen                          Asst. Vice President
Rodts,Jennifer M.                            Asst. Vice President
Rogers,Deborah A.                            Vice President
Rotell,Paul M.                               Asst. Vice President
Rowe,Robert B.                               Vice President
Rusko,Steven N.                              Asst. Vice President
Ryan,William M.                              Vice President
Saccocia,Cynthia M                           Asst. Vice President
Saunders,Catherine A.                        Senior Vice President
Sawyer,Matthew A.                            Vice President
Scales,Matthew B.                            Asst. Vice President
Scanlon,Michael M.                           Senior Vice President
Schepp-Dries,Peter                           Senior Vice President
Schlosberg,Alan R.                           Asst. Vice President
Schofield,Shannon D.                         Senior Vice President
Schultz,Mitchell D.                          Managing Director
Schwister,Sara M.                            Asst. Vice President
Scordato,Christine A.                        Senior Vice President
Selden,Denise D.                             Senior Vice President
Shamburg,John B.                             Vice President
Shanahan,Christopher W.                      Vice President
Shelby,Robert                                Vice President
Short,Jonathan D.                            Senior Vice President
Siebold,Mark J.                              Asst. Vice President
Siemon Jr.,Frank E.                          Asst. Vice President
Silva,J. Paul                                Vice President
Silver,Gordon H.                             Sr Managing Director
Skistimas Jr,John J.                         Vice President
Smeglin,Maryann C.                           Asst. Vice President
Solan,Meenakshi S.                           Asst. Vice President
Soule,Scott W.                               Asst. Vice President
Spiegel,Steven                               Sr Managing Director
Sprague,David L.                             Vice President
Starishevsky,Daniel                          Vice President
Starr,Loren M.                               Managing Director
Statuta,Jason M.                             Vice President
Stickney,Paul R.                             Senior Vice President
Sugimoto,Toshifumi                           Senior Vice President
Sullivan,Brendan C.                          Asst. Vice President
Sullivan,Brian L.                            Senior Vice President
Sullivan,Deborah H.                          Asst. Vice President
Sullivan,Elaine M.                           Senior Vice President
Sullivan,Maryann                             Asst. Vice President
Suzuki,Toshimi                               Senior Vice President
Sweeney,Janet C.                             Senior Vice President
Talanian,John C.                             Managing Director
Tanaka,Toshiaki                              Vice President
Tavares,April M.                             Vice President
Telling,John R.                              Senior Vice President
Tibbetts,Richard B.                          Managing Director
Tirado,Patrice M.                            Vice President
Troped Blacker,Bonnie                        Senior Vice President
Upham,Scott E.                               Vice President
Veale,David B.                               Vice President
Velazquez,Joel                               Asst. Vice President
Walsh,Stephen M.                             Vice President
Warde,Elizabeth A.                           Asst. Vice President
Washburn,Andrew O.                           Senior Vice President
Waters,Mitchell J.                           Vice President
Watt,Christopher C.                          Vice President
Welch III,William A.                         Asst. Vice President
Whalen,Brian                                 Vice President
Whalen,Edward F.                             Senior Vice President
Whitaker,J. Greg                             Senior Vice President
White,Patrick J.                             Asst. Vice President
Woodlock,Ronald J.                           Vice President
Woolverton,William H.                        Managing Director
Wright Jr.,Edmund F.                         Vice President
Yan,Yanfang                                  Vice President
Young,Jason P.                               Vice President
Zografos,Laura J.                            Senior Vice President
Zukowski,Virginia A.                         Senior Vice President
deMont,Lisa M.                               Senior Vice President





Item 28.  Location of Accounts and Records


Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrants' Associate Clerk, Judith Cohen; Registrants' investment adviser, Putnam Investment Management, Inc.; Registrants' principal underwriter, Putnam Mutual Retail Management, Inc.; Registrants' custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrants' transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Associate Clerk, investment adviser, principal underwriter, and custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.


Item 29.  Management Services

None.

CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of the Post-Effective Amendments, as noted below, to the Registration Statements, of our reports, as dated below, on our audits of the financial statements and financial highlights of the Funds, which reports are included in the May 31, 2000 Annual Reports for Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund, which financial statements and financial highlights are incorporated by reference into the Registration Statements:


                                                     Post-Effective
Fund               File #        Date of Report      Amendment


Arizona            33-37992      July 6, 2000         12
Florida            33-35677      July  10, 2000       12
Massachusetts      33-5416       July  7, 2000        21
Michigan           33-8923       July  6, 2000        21
Minnesota          33-8916       July  11, 2000       21
Ohio               33-8924       July  11, 2000       21
New Jersey         33-32550      July 7, 2000         12
Pennsylvania       33-28321      July  6, 2000        14


We also consent to the references to us under the caption "Independent Accountants and Financial Statements" in the Statements of Additional Information and under the heading "Financial highlights" in such Prospectuses.

PricewaterhouseCoopers LLP
Boston, Massachusetts

September 28, 2000


NOTICE

Copies of the Agreement and Declaration of Trust of each of Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund are on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of each Registrant by an officer of such Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrants.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each of the Registrants certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 29th day of September, 2000.


                              PUTNAM ARIZONA TAX EXEMPT INCOME FUND
                              PUTNAM FLORIDA TAX EXEMPT INCOME FUND
                              PUTNAM MASSACHUSETTS TAX EXEMPT
                              INCOME FUND
                              PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
                              PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
                              PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
                              PUTNAM OHIO TAX EXEMPT INCOME FUND
                              PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

                              By: Gordon H. Silver, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statements of Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund has been signed on its behalf by the persons undersigned in the capacities and on the dates indicated.

Signature                Title




John D. Hughes           Senior Vice President, Treasurer and
                         Principal Financial Officer

Paul G. Bucuvalas        Assistant Treasurer and
                         Principal Accounting Officer

Jameson A. Baxter        Trustee

Hans H. Estin            Trustee

John A. Hill             Trustee

Ronald J.Jackson         Trustee

Paul L. Joskow           Trustee

Elizabeth T. Kennan      Trustee

John H. Mullin, III      Trustee

Lawrence J. Lasser       Trustee

Robert E. Patterson      Trustee


George Putnam, III       President and Trustee


A.J.C. Smith             Trustee

W. Thomas Stephens       Trustee

W. Nicholas Thorndike    Trustee

                         By: Gordon H. Silver,
                         as Attorney-in-Fact

                         September 29, 2000


Exhibit Index


Exhibits :

1 1. By-Laws, as amended through July 21, 2000 -- Exhibit 1.

2 2. Rule 18f-3 Plan -- Exhibit 2.

3 3. The Putnam Funds Code of Ethics -- Exhibit 3.

4 4. Putnam Investments Code of Ethics -- Exhibit 4.